Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended September 30, 2011

Boston Properties, Inc.

Third Quarter 2011

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Value-Added Fund	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical, Industrial and Retail Properties	27
Greater Boston Area Lease Expiration Roll Out	28-29
Washington, D.C. Area Lease Expiration Roll Out	30-31
San Francisco Area Lease Expiration Roll Out	32-33
Midtown Manhattan Area Lease Expiration Roll Out	34-35
Princeton Area Lease Expiration Roll Out	36-37
CBD/Suburban Lease Expiration Roll Out	38-39
Hotel and Residential Performance	40
Same Property Occupancy Analysis	41
Same Property Performance	42
Reconciliation to Same Property Performance and Net Income	43-44
Leasing Activity	45
Capital Expenditures, Tenant Improvements and Leasing Commissions	46
Acquisitions/Dispositions	47
Value Creation Pipeline - Construction in Progress	48
Value Creation Pipeline - Land Parcels and Purchase Options	49
Definitions	50-52

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Third Quarter 2011

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, two residential properties and three retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-four individuals averages twenty-six years of real estate experience and seventeen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of the Board of Directors and Chief Executive Officer; Douglas T. Linde, President; E. Mitchell Norville, Executive Vice President, Chief Operating Officer; Raymond A. Ritchey, Executive Vice President, National Director of Acquisitions and Development; and Michael E. LaBelle, Senior Vice President, Chief Financial Officer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of ten distinguished members, the majority of whom serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy that includes the following:

•

concentrating on carefully selected markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets which increase its penetration in these select markets;

•	taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of September 30, 2011)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures, other than the Value-Added Fund)	153
Total Square Feet (includes unconsolidated joint ventures, other than the Value-Added Fund, and structured parking)	57.1 million
Common Shares and Units Outstanding (as converted, but excluding outperformance plan units)	167.7 million
Dividend - Quarter/Annualized	$0.50/$2.00
Dividend Yield	2.24%
Total Combined Market Capitalization	$24.4 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

Third Quarter 2011

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman	Dr. Jacob A. Frenkel	E. Mitchell Norville	Robert E. Pester
Chairman of the Board and Chief Executive Officer	Director	Executive Vice President, Chief Operating Officer	Senior Vice President and Regional Manager of San Francisco

Douglas T. Linde	Matthew J. Lustig	Raymond A. Ritchey	Robert E. Selsam
President and Director	Director	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President and Regional Manager of New York

Lawrence S. Bacow	Alan J. Patricof
Director	Director, Chair of Audit Committee	Michael E. LaBelle Senior Vice President, Chief Financial Officer	Frank D. Burt Senior Vice President, General Counsel

Zoë Baird Budinger	Martin Turchin
Director, Chair of Nominating & Corporate Governance Committee	Director	Peter D. Johnston Senior Vice President and Regional Manager of Washington, D.C.	Michael R. Walsh Senior Vice President, Finance

Carol B. Einiger	David A. Twardock	Bryan J. Koop	Arthur S. Flashman
Director	Director, Chair of Compensation Committee	Senior Vice President and Regional Manager of Boston	Vice President, Controller

Mitchell S. Landis
Senior Vice President and Regional Manager of Princeton

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900 Boston, MA 02199		800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com	Michael Walsh, Senior Vice President, Finance
(t) 617.236.3300	Stock Exchange Listing		at 617.236.3410 or
(f) 617.236.3311	New York Stock Exchange		mwalsh@bostonproperties.com

Arista Joyner, Investor Relations Manager
at 617.236.3343 or
ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010

High Closing Price	$112.36	$108.35	$95.92	$90.73	$88.88
Low Closing Price	$89.10	$93.91	$84.66	$81.56	$69.08
Average Closing Price	$102.48	$102.20	$92.04	$85.68	$81.80
Closing Price, at the end of the quarter	$89.10	$106.16	$94.85	$86.10	$83.12
Dividends per share - annualized	$2.00	$2.00	$2.00	$2.00	$2.00
Closing dividend yield - annualized	2.24%	1.88%	2.11%	2.32%	2.41%
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding outperformance plan units) (thousands) (1)	167,729	167,281	166,567	162,555	162,534
Closing market value of outstanding shares and units (thousands)	$14,944,654	$17,758,551	$15,798,880	$13,995,986	$13,509,826

(1)	For additional detail, see page 12.

Timing

Quarterly results for the remainder of 2011 will be announced according to the following schedule:

Fourth Quarter	Tentatively January 31, 2012

Boston Properties, Inc.

Third Quarter 2011

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies

John Eade	Mitch Germain	Tom Truxillo	Janice Svec
Argus Research Company	JMP Securities	Bank of America Merrill Lynch	Fitch Ratings
212.427.7500	212.906.3546	980.386.5212	212.908.0304

Jeffrey Spector / Jamie Feldman	Anthony Paolone / Joseph Dazio	Thomas Cook	Karen Nickerson
Bank of America Merrill Lynch	J.P. Morgan Securities	Citi Investment Research	Moody’s Investors Service
212.449.6329 / 212.449.6339	212.622.6682 / 212.622.6416	212.723.1112	212.553.4924

Ross Smotrich / Michael Lewis	Sheila McGrath / Kristin Brown	John Giordano	Susan Madison
Barclays Capital	Keefe, Bruyette & Woods	Credit Suisse Securities	Standard & Poor’s
212.526.2306 / 212.526.3098	212.887.7793 / 212.887.7738	212.538.4935	212.438.4516

Michael Bilerman / Joshua Attie	Jordan Sadler / Craig Mailman	Mark Streeter
Citigroup Global Markets	KeyBanc Capital Markets	J.P. Morgan Securities
212.816.1383 / 212.816.1685	917.368.2280 / 917.368.2316	212.834.5086

James Sullivan / Stephen Boyd	Robert Stevenson	Thierry Perrein / Jason Jones
Cowen and Company	Macquarie Research	Wells Fargo
646.562.1380 / 646.562.1382	212.857.6168	704.715.8455 / 704.715.7932

Andrew Rosivach	Paul Morgan / Chris Caton
Credit Suisse	Morgan Stanley
415.249.7942	415.576.2627 / 415.576.2637

John Perry / Vin Chao	David Rodgers / Mike Carroll
Deutsche Bank Securities	RBC Capital Markets
212.250.4912 / 212.250.6799	440.715.2647 / 440.715.2649

Sri Nagarajan / Evan Smith	Alexander Goldfarb / James Milam
FBR Capital Markets	Sandler O’Neill & Partners
646.885.5429 / 646.885.5431	212.466.7937 / 212.466.8066

Jay Habermann / Sloan Bohlen	John Guinee / Erin Aslakson
Goldman Sachs & Company	Stifel, Nicolaus & Company
917.343.4260 / 212.902.2796	443.224.1307 / 443.224.1350

Michael Knott / Lukas Hartwich	Ross Nussbaum
Green Street Advisors	UBS Securities
949.640.8780 / 949.640.8780	212.713.2484

Steve Sakwa / George Auerbach	Jeff Langbaum
ISI Group	WJB Capital Group
212.446.9462 / 212.446.9459	646.344.3310

Steve Benyik
Jefferies & Co.
212.707.6348

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Third Quarter 2011

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9-11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 50-52.

	Three Months Ended
	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10
Selected Items:

Revenue	$452,413	$436,451	$417,875	$392,482	$386,410
Straight-line rent (1)	$23,075	$24,571	$21,073	$20,082	$22,861
Fair value lease revenue (1) (2)	$19,955	$20,537	$20,761	$18,875	$19,368
Revenue from residential units	$1,515	$221	$—	$—	$—
Company share of funds from operations from unconsolidated joint ventures	$36,961	$35,562	$35,041	$35,468	$38,167
Lease termination fees (included in revenue) (1)	$8,976	$231	$2,003	$2,210	$5,225
Ground rent expense (3)	$4,686	$2,405	$982	$615	$614
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	$9,813	$9,657	$9,505	$9,486	$9,453
Capitalized interest	$13,004	$11,958	$11,239	$14,569	$9,302
Capitalized wages	$2,710	$2,876	$2,559	$3,114	$3,247
Operating Margins [(rental revenue - rental expense)/rental revenue] (4)	66.6%	67.5%	67.0%	68.4%	67.2%
Losses from early extinguishments of debt (5)	$—	$—	$—	$81,662	$—
Net income (loss) attributable to Boston Properties, Inc.	$70,542	$60,214	$40,813	$(12,903)	$57,668
Funds from operations (FFO) attributable to Boston Properties, Inc.	$190,274	$181,569	$159,980	$89,878	$150,847
FFO per share - diluted	$1.28	$1.23	$1.12	$0.64	$1.07
Net income (loss) attributable to Boston Properties, Inc. per share - basic	$0.48	$0.41	$0.29	$(0.09)	$0.41
Net income (loss) attributable to Boston Properties, Inc. per share - diluted	$0.48	$0.41	$0.29	$(0.09)	$0.41
Dividends per common share	$0.50	$0.50	$0.50	$0.50	$0.50
Funds available for distribution to common shareholders and common unitholders (FAD) (6)	$162,496	$156,895	$127,782	$133,472	$114,097

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (7)	3.29	3.16	2.90	3.06	2.77
Interest Coverage Ratio (including capitalized interest) - cash basis (7)	2.85	2.77	2.57	2.59	2.50
FFO Payout Ratio (8)	39.06%	40.65%	44.64%	78.13%	46.73%
FAD Payout Ratio (9)	51.17%	52.84%	64.65%	60.39%	70.63%

	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10

Capitalization:

Common Stock Price @ Quarter End	$89.10	$106.16	$94.85	$86.10	$83.12
Equity Value @ Quarter End	$14,944,654	$17,758,551	$15,798,880	$13,995,986	$13,509,826
Total Consolidated Debt	$7,950,363	$7,941,643	$7,937,264	$7,786,001	$7,444,886
Total Consolidated Market Capitalization	$22,895,017	$25,700,194	$23,736,144	$21,781,987	$20,954,712
Total Consolidated Debt/Total Consolidated Market Capitalization (10)	34.73%	30.90%	33.44%	35.75%	35.53%

BXP’s Share of Joint Venture Debt	$1,532,963	$1,534,029	$1,542,952	$1,543,960	$1,558,597
Total Combined Debt	$9,483,326	$9,475,672	$9,480,216	$9,329,961	$9,003,483
Total Combined Market Capitalization (11)	$24,427,980	$27,234,223	$25,279,096	$23,325,947	$22,513,309
Total Combined Debt/Total Combined Market Capitalization (11) (12)	38.82%	34.79%	37.50%	40.00%	39.99%

(1)	Includes the Company’s share of unconsolidated joint venture amounts. For additional detail, see page 17.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Includes non-cash straight-line adjustment to ground rent. See page 11 for the straight-line adjustment to the ground rent expense.
(4)	Rental Expense consists of operating expenses, real estate taxes and ground rent expense. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $13,838, $12,859, $9,704, $10,404 and $9,211 for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively.
(5)	During the three months ended December 31, 2010, the Company’s Operating Partnership repurchased $50.0 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $51.1 million. The repurchased notes had an aggregate carrying value of approximately $48.4 million, resulting in the recognition of a loss on early extinguishment of debt of approximately $2.3 million. During the three months ended December 31, 2010, the Company’s Operating Partnership redeemed $700.0 million aggregate principal amount of its 6.25% senior notes due 2013 for approximately $793.1 million, including accrued interest of approximately $17.9 million, resulting in the recognition of a loss on early extinguishment of debt of approximately $79.3 million.
(6)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(7)	For additional detail, see page 11.
(8)	FFO Payout Ratio is defined as dividends per share to common shareholders divided by FFO per share.
(9)	FAD Payout Ratio is defined as distributions to common shareholders and unitholders divided by FAD.
(10)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization Ratio, see page 50.
(11)	For additional detail, see page 12.
(12)	For disclosures related to our definition of Total Combined Debt to Total Combined Market Capitalization Ratio, see page 50.

Boston Properties, Inc.

Third Quarter 2011

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10
ASSETS
Real estate	$12,031,660	$11,786,353	$11,567,294	$10,933,977	$10,015,347
Development in progress	899,302	982,318	681,342	1,073,402	1,003,508
Land held for future development	266,834	284,115	759,786	757,556	754,120
Less accumulated depreciation	(2,558,620)	(2,468,165)	(2,411,378)	(2,323,818)	(2,243,265)

Total real estate	10,639,176	10,584,621	10,597,044	10,441,117	9,529,710
Cash and cash equivalents (1)	1,063,024	780,584	747,305	478,948	1,270,074
Cash held in escrows (1)	36,759	302,439	305,692	308,031	300,771
Marketable securities	9,312	9,975	9,800	8,732	7,911
Tenant and other receivables, net	47,554	44,470	54,740	60,813	50,722
Notes receivable (2)	276,375	276,375	270,000	270,000	270,000
Interest receivable from related party note receivable (2)	84,782	79,884	75,280	69,005	62,933
Accrued rental income, net	508,838	491,878	463,117	442,683	421,008
Deferred charges, net	441,700	449,014	449,076	436,019	300,882
Prepaid expenses and other assets	102,812	92,470	100,897	65,663	42,391
Investments in unconsolidated joint ventures	770,466	772,502	762,522	767,252	792,434

Total assets	$13,980,798	$13,884,212	$13,835,473	$13,348,263	$13,048,836

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable (1) (3)	$3,179,034	$3,181,469	$3,188,025	$3,047,586	$2,813,338
Unsecured senior notes, net of discount	3,016,986	3,016,837	3,016,743	3,016,598	2,872,058
Unsecured exchangeable senior notes, net of discount	1,754,343	1,743,337	1,732,496	1,721,817	1,759,490
Unsecured line of credit (3)	—	—	—	—	—
Accounts payable and accrued expenses	172,928	173,257	171,617	186,059	199,534
Dividends and distributions payable	83,584	83,369	83,019	81,031	81,068
Accrued interest payable	89,555	62,046	88,070	62,327	84,689
Other liabilities	244,555	231,702	210,392	213,000	104,914

Total liabilities	8,540,985	8,492,017	8,490,362	8,328,418	7,915,091

Commitments and contingencies	—	—	—	—	—

Noncontrolling interest:
Redeemable preferred units of the Operating Partnership	55,652	55,652	55,652	55,652	55,652

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 147,627,247, 146,387,021, 145,058,429, 140,199,105 and 140,058,421 outstanding, respectively	1,476	1,464	1,451	1,402	1,401
Additional paid-in capital	4,916,440	4,846,003	4,771,659	4,417,162	4,424,711
Earnings (dividends) in excess of dividends (earnings)	(72,941)	(69,537)	(56,479)	(24,763)	58,051
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(16,717)	(17,294)	(17,867)	(18,436)	(19,530)

Total stockholders’ equity attributable to Boston Properties, Inc.	4,825,536	4,757,914	4,696,042	4,372,643	4,461,911

Noncontrolling interests:
Common units of the Operating Partnership	559,621	579,211	594,002	592,164	609,454
Property partnerships	(996)	(582)	(585)	(614)	6,728

Total equity	5,384,161	5,336,543	5,289,459	4,964,193	5,078,093

Total liabilities and equity	$13,980,798	$13,884,212	$13,835,473	$13,348,263	$13,048,836

(1)	On September 24, 2010, in connection with the acquisition of 510 Madison Avenue in New York City, the Company caused the assignment of the existing mortgage to a new lender and subsequently increased the amount borrowed to $267.5 million. This amount was fully secured by cash deposits included within the caption “Cash held in escrows.” On August 19, 2011, the mortgage loan was refinanced and the cash deposit was released to the Company (See Note 3 below).
(2)	The notes receivable consist of (1) a partner loan from the Company to the unconsolidated joint venture entity that owns the General Motors Building totaling $270.0 million and (2) a loan from the Company to the Company’s Value-Added Fund in the maximum amount of $12.0 million, of which approximately $6.4 million has been advanced to date. The unconsolidated entities have corresponding notes payable to the Company, see pages 17 and 18.
(3)	On May 11, 2011, the Company refinanced at maturity the mortgage loan collateralized by its 601 Lexington Avenue property located in New York City totaling approximately $453.3 million utilizing the proceeds of a draw under its Unsecured Line of Credit, which borrowing was secured by a mortgage on the property and which amount was included in Mortgage Notes Payable. On August 19, 2011, the Company obtained new mortgage financing totaling $725.0 million collateralized by 601 Lexington Avenue. The proceeds were used to repay the borrowing under the Company’s Unsecured Line of Credit totaling approximately $453.3 million and to refinance the $267.5 million mortgage loan collateralized by the Company’s 510 Madison Avenue property. In connection with the refinancing, the lien of the 510 Madison Avenue mortgage was spread to 601 Lexington Avenue and released from 510 Madison Avenue so that 510 Madison Avenue is no longer encumbered by any mortgage debt.

Boston Properties, Inc.

Third Quarter 2011

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10
Revenue
Rental
Base Rent	$360,595	$348,474	$339,535	$312,899	$310,459
Recoveries from tenants	53,899	48,874	45,896	45,189	45,646
Parking and other	21,694	21,101	19,068	16,920	15,850

Total rental revenue	436,188	418,449	404,499	375,008	371,955
Hotel revenue	8,045	8,904	5,948	10,510	8,016
Development and management services	8,180	9,098	7,428	6,964	6,439

Total revenue	452,413	436,451	417,875	392,482	386,410

Expenses
Operating	90,130	82,981	79,208	70,807	71,100
Real estate taxes	64,855	61,894	60,763	54,577	56,941
Hotel operating	6,032	6,281	5,739	7,602	6,194
General and administrative (1) (2)	17,340	20,069	24,643	17,121	18,067
Acquisition costs	51	13	72	721	1,893
Depreciation and amortization	109,495	111,080	109,428	92,763	81,133

Total expenses	287,903	282,318	279,853	243,591	235,328

Operating income	164,510	154,133	138,022	148,891	151,082
Other income (expense)
Income from unconsolidated joint ventures	11,326	8,882	7,976	9,834	11,565
Interest and other income	1,252	1,953	974	1,691	1,814
Gains (losses) from investments in securities (1)	(860)	6	373	682	731
Interest expense (3) (4)	(95,777)	(95,236)	(99,151)	(92,192)	(97,103)
Losses from early extinguishments of debt (5)	—	—	—	(81,662)	—

Net income (loss)	80,451	69,738	48,194	(12,756)	68,089
Net income (loss) attributable to noncontrolling interests
Noncontrolling interest in property partnership	(86)	(503)	(529)	(907)	(889)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(832)	(842)	(823)	(795)	(820)
Noncontrolling interest - common units of the Operating Partnership (6)	(8,991)	(8,179)	(6,029)	1,555	(8,712)

Net income (loss) attributable to Boston Properties, Inc.	$70,542	$60,214	$40,813	$(12,903)	$57,668

INCOME (LOSS) PER SHARE OF COMMON STOCK (EPS)

Net income (loss) attributable to Boston Properties, Inc. per share - basic	$0.48	$0.41	$0.29	$(0.09)	$0.41

Net income (loss) attributable to Boston Properties, Inc. per share - diluted	$0.48	$0.41	$0.29	$(0.09)	$0.41

(1)	Gains (losses) from investments in securities includes $(860), $6, $373, $682 and $731 and general and administrative expense includes $757, $(23), $(425), $(636) and $(521) for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, related to the Company’s deferred compensation plan.
(2)	For the three months ended March 31, 2011, general and administrative expense includes approximately $4.3 million consisting of the acceleration of the remaining unrecognized compensation expense associated with the conclusion of the three-year measurement period of the Company’s 2008 OPP Awards. The 2008 OPP Awards were not earned and therefore the program was terminated.
(3)	Interest expense is reported net of capitalized interest of $13,004, $11,958, $11,239, $14,569 and $9,302 for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively.
(4)	Includes additional non-cash interest expense related to the adoption of ASC 470-20 (formerly known as FSP No. APB 14-1). For additional detail, see page 12.
(5)	During the three months ended December 31, 2010, the Company’s Operating Partnership repurchased $50.0 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $51.1 million. The repurchased notes had an aggregate carrying value of approximately $48.4 million, resulting in the recognition of a loss on early extinguishment of approximately $2.3 million. During the three months ended December 31, 2010, the Company’s Operating Partnership redeemed $700.0 million aggregate principal amount of its 6.25% senior notes due 2013 for approximately $793.1 million, including accrued interest of approximately $17.9 million, resulting in the recognition of a loss on early extinguishment of approximately $79.3 million.
(6)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 11.02%, 11.61%, 12.33%, 12.54% and 12.73% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively.

Boston Properties, Inc.

Third Quarter 2011

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10

Net income (loss) attributable to Boston Properties, Inc.	$70,542	$60,214	$40,813	$(12,903)	$57,668
Add:
Noncontrolling interest - common units of the Operating Partnership	8,991	8,179	6,029	(1,555)	8,712
Noncontrolling interest - redeemable preferred units of the Operating Partnership	832	842	823	795	820
Noncontrolling interests in property partnerships	86	503	529	907	889

Net income (loss)	80,451	69,738	48,194	(12,756)	68,089
Add:
Real estate depreciation and amortization (1)	134,777	137,495	136,104	118,573	107,300
Less:
Gain on sale of real estate included within income from unconsolidated joint ventures (2)	—	—	—	572	—
Noncontrolling interests in property partnerships’ share of funds from operations	549	966	993	1,686	1,724
Noncontrolling interest - redeemable preferred units of the Operating Partnership	832	842	823	795	820

Funds from operations (FFO) attributable to the Operating Partnership	213,847	205,425	182,482	102,764	172,845
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	23,573	23,856	22,502	12,886	21,998

FFO attributable to Boston Properties, Inc. (3)	$190,274	$181,569	$159,980	$89,878	$150,847

FFO per share - basic	$1.29	$1.24	$1.13	$0.64	$1.08

Weighted average shares outstanding - basic	147,006	145,864	142,095	140,105	139,595

FFO per share - diluted	$1.28	$1.23	$1.12	$0.64	$1.07

Weighted average shares outstanding - diluted	149,083	148,156	143,965	142,059	141,654

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $109,495, $111,080, $109,428, $92,763 and $81,133, our share of unconsolidated joint venture real estate depreciation and amortization of $25,633, $26,680, $27,065, $26,206 and $26,602 less corporate related depreciation of $351, $265, $389, $396 and $435 for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively.
(2)	For the three months ended December 31, 2010, consists of the portion of income from unconsolidated joint ventures related to the gain on sale of real estate from the sale of the Company’s 5.00% equity interest in the unconsolidated joint venture entity that owns the retail portion of the Wisconsin Place mixed-use property for approximately $1.4 million of cash.
(3)	Based on weighted average basic shares for the quarter. The Company’s share for the quarter ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010 was 88.98%, 88.39%, 87.67%, 87.46% and 87.27%, respectively.

Boston Properties, Inc.

Third Quarter 2011

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010
	Income	Shares/Units	Income	Shares/Units	Income	Shares/Units	Income	Shares/Units	Income	Shares/Units
	(Numerator)	(Denominator)	(Numerator)	(Denominator)	(Numerator)	(Denominator)	(Numerator)	(Denominator)	(Numerator)	(Denominator)

Basic FFO	$213,847	165,219	$205,425	165,029	$182,482	162,082	$102,764	160,191	$172,845	159,952
Effect of Dilutive Securities
Convertible Preferred Units	832	1,461	842	1,461	823	1,461	795	1,461	820	1,461
Stock based compensation and exchangeable notes	—	616	—	831	—	409	—	493	—	598

Diluted FFO	$214,679	167,296	$206,267	167,321	$183,305	163,952	$103,559	162,145	$173,665	162,011

Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted funds from operations	23,371	18,213	23,625	19,165	22,346	19,987	12,829	20,086	21,822	20,357

Company’s share of diluted FFO (1)	$191,308	149,083	$182,642	148,156	$160,959	143,965	$90,730	142,059	$151,843	141,654

FFO per share - basic	$1.29		$1.24		$1.13		$0.64		$1.08

FFO per share - diluted	$1.28		$1.23		$1.12		$0.64		$1.07

(1)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010 was 89.11%, 88.55%, 87.81%, 87.61% and 87.43%, respectively.

Boston Properties, Inc.

Third Quarter 2011

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10
Basic FFO (see page 9)	$213,847	$205,425	$182,482	$102,764	$172,845
2nd generation tenant improvements and leasing commissions	(18,158)	(16,639)	(33,881)	(23,095)	(31,154)
Straight-line rent (1)	(23,075)	(24,571)	(21,073)	(20,082)	(22,861)
Recurring capital expenditures	(7,120)	(2,785)	(1,130)	(7,878)	(3,070)
Fair value interest adjustment (1)	(97)	(208)	45	1,394	1,196
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	9,813	9,657	9,505	9,486	9,453
Fair value lease revenue (1) (2)	(19,955)	(20,537)	(20,761)	(18,875)	(19,368)
Hotel improvements, equipment upgrades and replacements	(1,239)	(1,478)	(494)	(1,542)	(231)
Straight-line ground rent expense adjustment	1,687	682	—	—	—
Non real estate depreciation	351	265	389	396	435
Stock-based compensation (3)	5,937	5,909	11,856	6,127	6,380
Losses from early extinguishments of debt	—	—	—	81,662	—
Non-cash termination income (including fair value lease amounts)	(335)	—	—	—	—
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	840	1,175	844	3,115	472

Funds available for distribution to common shareholders and common unitholders (FAD)	$162,496	$156,895	$127,782	$133,472	$114,097

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10
Excluding Capitalized Interest
Net income (loss)	$80,451	$69,738	$48,194	$(12,756)	$68,089
Interest expense	95,777	95,236	99,151	92,192	97,103
Depreciation and amortization expense	109,495	111,080	109,428	92,763	81,133
Depreciation and amortization expense from unconsolidated joint ventures	25,633	26,680	27,065	26,206	26,602
Losses from early extinguishments of debt	—	—	—	81,662	—
Non-cash termination income (including fair value lease amounts)	(335)	—	—	—	—
Stock-based compensation	5,937	5,909	11,856	6,127	6,380
Straight-line ground rent expense adjustment	1,687	682	—	—	—
Straight-line rent (1)	(23,075)	(24,571)	(21,073)	(20,082)	(22,861)
Fair value lease revenue (1) (2)	(19,955)	(20,537)	(20,761)	(18,875)	(19,368)

Subtotal	275,615	264,217	253,860	247,237	237,078
Divided by:

Adjusted interest expense (4) (5)	83,678	83,495	87,598	80,855	85,504

Interest Coverage Ratio	3.29	3.16	2.90	3.06	2.77

Including Capitalized Interest
Net income (loss)	$80,451	$69,738	$48,194	$(12,756)	$68,089
Interest expense	95,777	95,236	99,151	92,192	97,103
Depreciation and amortization expense	109,495	111,080	109,428	92,763	81,133
Depreciation and amortization expense from unconsolidated joint ventures	25,633	26,680	27,065	26,206	26,602
Losses from early extinguishments of debt	—	—	—	81,662	—
Non-cash termination income (including fair value lease amounts)	(335)	—	—	—	—
Stock-based compensation	5,937	5,909	11,856	6,127	6,380
Straight-line ground rent expense adjustment	1,687	682	—	—	—
Straight-line rent (1)	(23,075)	(24,571)	(21,073)	(20,082)	(22,861)
Fair value lease revenue (1) (2)	(19,955)	(20,537)	(20,761)	(18,875)	(19,368)

Subtotal	275,615	264,217	253,860	247,237	237,078
Divided by:

Adjusted interest expense (4) (5) (6)	96,682	95,453	98,837	95,424	94,806

Interest Coverage Ratio	2.85	2.77	2.57	2.59	2.50

(1)	Includes the Company’s share of unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	For the three months ended March 31, 2011, stock-based compensation includes approximately $4.3 million consisting of the acceleration of the remaining unrecognized compensation expense associated with the conclusion of the three-year measurement period of the Company’s 2008 OPP Awards. The 2008 OPP Awards were not earned and therefore the program was terminated.
(4)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $9,813, $9,657, $9,505, $9,486 and $9,453 for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively.
(5)	Excludes amortization of financing costs of $2,286, $2,084, $2,048, $1,851 and $2,146 for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively.
(6)	Includes capitalized interest of $13,004, $11,958, $11,239, $14,569 and $9,302 for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively.

Boston Properties, Inc.

Third Quarter 2011

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal
September 30, 2011
Mortgage Notes Payable	$3,152,888
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	3,025,000
Unsecured Exchangeable Senior Notes, at face value	1,823,694

Total Debt	8,001,582
Fair Value Adjustment on Mortgage Notes Payable	26,146
Discount on Unsecured Senior Notes	(8,014)
Discount on Unsecured Exchangeable Senior Notes	(4,699)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment (1)	(64,652)

Total Consolidated Debt	$7,950,363

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	11/18/2010		4/19/2010		10/9/2009		5/22/2003		3/18/2003		1/17/2003		12/13/2002		Total/Average
Original Principal Amount	$850,000		$700,000		$700,000		$250,000		$300,000		$175,000		$750,000		$3,725,000
Principal Amount at Quarter End	$850,000		$700,000		$700,000		$250,000		$300,000		$42,568		$182,432		$3,025,000
Yield (on issue date)	4.289%		5.708%		5.967%		5.194%		5.693%		6.291%		6.381%		5.56%
Coupon	4.125%		5.625%		5.875%		5.000%		5.625%		6.250%		6.250%		5.44%
Public Offering Price	99.260%		99.891%		99.931%		99.329%		99.898%		99.763%		99.650%		99.66%
Ratings:
Moody’s	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)
S&P	A- (stable	)	A- (stable	)	A- (stable	)	A- (stable	)	A- (stable	)	A- (stable	)	A- (stable	)
Fitch	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)
Maturity Date	5/15/2021		11/15/2020		10/15/2019		6/1/2015		4/15/2015		1/15/2013		1/15/2013
Discount	$6,048		$708		$409		$621		$112		$16		$100		$8,014

Unsecured Senior Notes, net of discount	$843,952		$699,292		$699,591		$249,379		$299,888		$42,552		$182,332		$3,016,986

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes

Settlement Date	8/19/2008	2/6/2007	4/6/2006	Total/Average
Original Principal Amount	$747,500	$862,500	$450,000	$2,060,000
Principal Amount at Quarter End	$747,500	$626,194	$450,000	$1,823,694
Yield (on issue date)	4.037%	3.462%	3.787%	3.778%
GAAP Yield	6.555%	5.630%	5.958%	6.090%
Coupon	3.625%	2.875%	3.750%
Exchange Rate	8.5051	7.0430	10.0066
Exchange Price	$135.38 (2)	$141.98	$99.93
Diluted share impact for the current quarter	—	—	112	112
First Optional Redemption Date	N/A	2/20/2012	5/18/2013
Maturity Date	2/15/2014	2/15/2037	5/15/2036
Discount	$3,415	$1,284	$—	$4,699
ASC 470-20 (FSP APB 14-1) Adjustment (1)	$44,315	$5,055	$15,282	$64,652

Unsecured Senior Exchangeable Notes	$699,770	$619,855	$434,718	$1,754,343

Equity

(in thousands)

	Shares/Units	Common
	Outstanding	Stock		Equivalent
	as of 9/30/11	Equivalents		Value (3)
Common Stock	147,627	147,627	(4)	$13,153,566
Common Operating Partnership Units	18,641	18,641	(5)	$1,660,913
Series Two Preferred Operating Partnership Units	1,113	1,461		$130,175

Total Equity		167,729		$14,944,654

Total Consolidated Debt				$7,950,363

Total Consolidated Market Capitalization				$22,895,017

BXP’s share of Joint Venture Debt				$1,532,963	(6)
Total Combined Debt (7)				$9,483,326

Total Combined Market Capitalization (8)				$24,427,980

(1)	Represents the remaining debt discount which will be amortized over the period during which the exchangeable senior notes are expected to be outstanding (i.e., through the first optional redemption dates or, in the case of the exchangeable senior notes due 2014, the maturity date) as additional non-cash interest expense.
(2)	The initial exchange rate is 8.5051 shares per $1,000 principal amount of the notes (or an initial exchange price of approximately $117.58 per share of Boston Properties, Inc.’s common stock). In addition, the Company entered into capped call transactions with affiliates of certain of the initial purchasers, which are intended to reduce the potential dilution upon future exchange of the notes. The capped call transactions are expected to have the effect of increasing the effective exchange price to the Company of the notes from $117.58 to approximately $137.17 per share (subject to adjustments), representing an overall effective premium of approximately 40% over the closing price on August 13, 2008 of $97.98 per share of Boston Properties, Inc’s common stock. The net cost of the capped call transactions was approximately $44.4 million. As of September 30, 2011, the exchange price was $135.38 per share.
(3)	Values based on September 30, 2011 closing price of $89.10 per share of common stock.
(4)	Includes 99 shares of restricted stock.
(5)	Includes 1,603 long-term incentive plan units, but excludes 400 unvested outperformance plan units.
(6)	Excludes the Company’s share ($276,375) of partner loans made to unconsolidated joint ventures.
(7)	For disclosures relating to our definition of Total Combined Debt, see page 50.
(8)	For disclosures relating to our definition of Total Combined Market Capitalization, see page 50.

Boston Properties, Inc.

Third Quarter 2011

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

as of September 30, 2011

(in thousands)

	2011	2012	2013	2014	2015	Thereafter	Total

Floating Rate Debt
Mortgage Notes Payable	$—	$345	$827	$48,828	$—	$—	$50,000
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$—	$345	$827	$48,828	$—	$—	$50,000

Fixed Rate Debt

Mortgage Notes Payable	$28,416	$223,984	$103,209	$87,757	$26,182	$2,633,340	$3,102,888
Fair Value Adjustment	2,352	6,816	4,270	3,962	4,157	4,589	26,146

Mortgage Notes Payable	30,768	230,800	107,479	91,719	30,339	2,637,929	3,129,034

Unsecured Exchangeable Senior Notes, net of discount (2)	—	624,910	450,000	744,085	—	—	1,818,995

ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(9,970)	(29,192)	(23,052)	(2,438)	—	—	(64,652)

Unsecured Exchangeable Senior Notes	(9,970)	595,718	426,948	741,647	—	—	1,754,343

Unsecured Senior Notes, net of discount	—	—	224,884	—	549,267	2,242,835	3,016,986

Total Fixed Debt	$20,798	$826,518	$759,311	$833,366	$579,606	$4,880,764	$7,900,363

Total Consolidated Debt	$20,798	$826,863	$760,138	$882,194	$579,606	$4,880,764	$7,950,363

GAAP Weighted Average Floating Rate Debt	0.00%	2.78%	2.78%	2.78%	0.00%	0.00%	2.78%
GAAP Weighted Average Fixed Rate Debt	9.35%	5.31%	6.08%	6.46%	5.48%	5.35%	5.55%

Total GAAP Weighted Average Rate	9.35%	5.31%	6.08%	6.24%	5.48%	5.35%	5.53%

Total Stated Weighted Average Rate	9.42%	4.37%	4.95%	3.93%	5.40%	5.39%	5.10%

Unsecured Debt

Unsecured Line of Credit - Matures June 24, 2014

(in thousands)

Facility	Outstanding at 09/30/2011	Letters of Credit	Remaining Capacity at 09/30/2011

$750,000	$—	$13,694	$736,306

Unsecured and Secured Debt Analysis

		Stated Weighted	GAAP Weighted	Weighted Average
	% of Total Debt	Average Rate	Average Rate	Maturity

Unsecured Debt	60.01%	4.70%	5.64%	5.2 years
Secured Debt	39.99%	5.70%	5.38%	6.1 years

Total Consolidated Debt	100.00%	5.10%	5.53%	5.6 years

Floating and Fixed Rate Debt Analysis

		Stated Weighted	GAAP Weighted	Weighted Average
	% of Total Debt	Average Rate	Average Rate	Maturity

Floating Rate Debt	0.63%	2.40%	2.78%	2.8 years
Fixed Rate Debt	99.37%	5.12%	5.55%	5.6 years

Total Consolidated Debt	100.00%	5.10%	5.53%	5.6 years

(1)	Excludes unconsolidated joint ventures. The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions, adjustments required to reflect loans at their fair values upon acquisition and the adjustments required to reflect the nonconvertible debt borrowing rate on the unsecured exchangeable senior notes in accordance with ASC 470-20 (formerly known as FSP APB 14-1).
(2)	For our unsecured exchangeable notes, amounts are included in the year in which the first optional redemption date occurs (or, in the case of the exchangeable notes due 2014, the year of maturity).

Boston Properties, Inc.

Third Quarter 2011

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of September 30, 2011

(in thousands)

Property	2011	2012	2013	2014	2015	Thereafter	Total

599 Lexington Avenue	$—	$—	$—	$—	$—	$750,000	$750,000
601 Lexington Avenue	—	—	2,747	11,321	11,870	699,062	725,000
John Hancock Tower and Garage	—	—	—	—	—	640,500	640,500	(2)
Embarcadero Center Four	1,162	4,828	5,131	5,452	5,794	348,886	371,253
Bay Colony Corporate Center	—	143,900	—	—	—	—	143,900	(2)
505 9th Street	526	2,177	2,306	2,441	2,585	116,334	126,369
One Freedom Square	391	65,511	—	—	—	—	65,902	(2)
New Dominion Technology Park, Building Two	—	—	—	63,000	—	—	63,000
Reservoir Place	—	345	827	48,828	—	—	50,000
140 Kendrick Street	273	1,143	47,889	—	—	—	49,305	(2)
New Dominion Technology Park, Building One	—	1,987	2,140	2,304	2,481	38,494	47,406
Kingstowne Two and Retail	391	1,630	1,730	1,837	1,950	29,277	36,815	(2)
Montvale Center	25,000	—	—	—	—	—	25,000	(3)
Sumner Square	223	930	22,896	—	—	—	24,049
Kingstowne One	157	657	17,062	—	—	—	17,876	(2)
University Place	293	1,221	1,308	1,402	1,502	10,787	16,513
Atlantic Wharf	—	—	—	—	—	—	—	(4)

	28,416	224,329	104,036	136,585	26,182	2,633,340	3,152,888

Aggregate Fair Value Adjustments	2,352	6,816	4,270	3,962	4,157	4,589	26,146

	30,768	231,145	108,306	140,547	30,339	2,637,929	3,179,034

Unsecured Exchangeable Senior Notes, net of discount	—	624,910	450,000	744,085	—	—	1,818,995	(5)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(9,970)	(29,192)	(23,052)	(2,438)	—	—	(64,652)

	(9,970)	595,718	426,948	741,647	—	—	1,754,343

Unsecured Senior Notes, net of discount	—	—	224,884	—	549,267	2,242,835	3,016,986
Unsecured Line of Credit	—	—	—	—	—	—	—	(6)

	$20,798	$826,863	$760,138	$882,194	$579,606	$4,880,764	$7,950,363

% of Total Consolidated Debt	0.26%	10.40%	9.56%	11.10%	7.29%	61.39%	100.00%
Balloon Payments	$25,000	$833,516	$761,136	$855,430	$549,267	$4,750,613	$7,774,962
Scheduled Amortization	$5,768	$22,539	$22,054	$29,202	$30,339	$130,151	$240,053

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated below.
(3)	This loan was originally scheduled to mature on June 6, 2012. The Company notified the master servicer of this non-recourse mortgage loan that the cash flows generated from the property were insufficient to fund debt service payments and capital improvements necessary to lease and operate the property and that the Company was not prepared to fund any cash shortfalls. The Company is not current on making debt service payments and is currently in default. The Company is currently accruing interest at the default interest rate of 9.93% per annum. The Company is in discussions with the special servicer, and there can be no assurance as to the timing and ultimate resolution of these discussions.
(4)	As of September 30, 2011, the Company has not drawn any amounts under its $192.5 million construction loan facility. Loan matures on April 21, 2012 and has two, one-year extension options subject to certain conditions.
(5)	For our unsecured exchangeable senior notes, amounts are included in the year in which the first optional redemption date occurs (or, in the case of the unsecured exchangeable senior notes due 2014, the year of maturity).
(6)	The Unsecured Line of Credit matures on June 24, 2014 and has an option for a one-year extension, subject to certain conditions.

Boston Properties, Inc.

Third Quarter 2011

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of September 30, 2011 to show that the Company’s Operating Partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

	Senior Notes	Senior Notes
	Issued Prior to	Issued On or After
	October 9, 2009	October 9, 2009
	September 30, 2011
Total Assets:
Capitalized Property Value (1)	$17,117,405	$17,548,360
Cash and Cash Equivalents	1,063,024	1,063,024
Investments in Marketable Securities	9,312	9,312
Undeveloped Land, at Cost	266,834	266,834
Development in Process, at Cost (including Joint Venture %)	1,528,617	1,528,617

Total Assets	$19,985,192	$20,416,147

Unencumbered Assets	$11,903,496	$12,148,209

Secured Debt (Fixed and Variable)(2)	$3,152,888	$3,152,888
Joint Venture Debt	1,532,963	1,532,963
Contingent Liabilities & Letters of Credit	16,118	16,118
Unsecured Debt (3)	4,848,694	4,848,694

Total Outstanding Debt	$9,550,663	$9,550,663

Consolidated EBITDA:
Net income (loss) (per Consolidated Income Statement)	$80,451	$80,451
Subtract: Income from unconsolidated joint ventures (per Consolidated Income Statement)	(11,326)	(11,326)
Add: (Gains) losses from Investments in Securities (per Consolidated Income Statement)	860	860
Add: Interest Expense (per Consolidated Income Statement)	95,777	95,777
Add: Depreciation and Amortization (per Consolidated Income Statement)	109,495	109,495

EBITDA	275,257	275,257
Add: Company share of unconsolidated joint venture EBITDA	59,484	59,484

Consolidated EBITDA	$334,741	$334,741

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$95,777	$95,777
Add: Company share of unconsolidated joint venture interest expense	23,938	23,938
Less: Amortization of financing costs	(2,286)	(2,286)
Less: Interest expense funded by construction loan draws	—	—

Adjusted Interest Expense	$117,429	$117,429

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	47.8%	46.8%
Secured Debt/Total Assets	Less than 50%	23.4%	23.0%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.85	2.85
Unencumbered Assets/ Unsecured Debt	Greater than 150%	245.5%	250.5%

Unencumbered Consolidated EBITDA		$183,791	$183,791

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		2.71	2.71

% of Unencumbered Consolidated EBITDA to Consolidated EBITDA		54.9%	54.9%

# of unencumbered properties		116	116

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes fair value adjustment of $26,146.
(3)	Excludes debt discount of $12,713 and ASC 470-20 (formerly known as FSP APB 14-1) adjustment of $64,652.

Boston Properties, Inc.

Third Quarter 2011

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2011	2012	2013	2014	2015	Thereafter	Total

General Motors Building (60%)	$—	$—	$—	$—	$—	$963,600	$963,600	(1)(2)
125 West 55th Street (60%)	399	1,659	1,763	1,874	1,991	114,360	122,046
Two Grand Central Tower (60%)	353	1,465	1,556	1,652	101,072	—	106,098	(5)
Metropolitan Square (51%)	—	—	662	1,187	1,257	86,144	89,250
540 Madison Avenue (60%)	60	240	70,920	—	—	—	71,220	(3)
Market Square North (50%)	—	—	161	993	1,042	62,804	65,000
901 New York Avenue (25%)	180	742	782	823	37,590	—	40,117
Annapolis Junction (50%)	—	210	279	279	279	20,078	21,125	(4)
500 North Capitol (30%)	—	—	6,600	—	—	—	6,600	(6)

	992	4,316	82,723	6,808	143,231	1,246,986	1,485,056

Aggregate Fair Value Adjustments	1,699	7,102	7,186	7,087	7,612	14,705	45,389

	$2,691	$11,418	$89,909	$13,895	$150,843	$1,261,691	$1,530,445

GAAP Weighted Average Rate	6.00%	5.81%	6.65%	5.62%	5.84%	6.38%	6.34%

% of Total Debt	0.18%	0.75%	5.87%	0.91%	9.86%	82.44%	100.00%

Floating and Fixed Rate Debt Analysis

		Stated	GAAP
		Weighted	Weighted	Weighted Average
	% of Total Debt	Average Rate (1)	Average Rate	Maturity

Floating Rate Debt	1.87%	2.75%	2.96%	5.3 years
Fixed Rate Debt	98.13%	5.86%	6.40%	6.0 years

Total Debt	100.00%	5.80%	6.34%	6.0 years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund. See page 18 for additional information on debt pertaining to the Value-Added Fund.
(1)	Excludes the Company’s share ($270 million) of the aggregate of $450 million of loans made to the joint venture by its partners.
(2)	This property has a fair value adjustment which is aggregated below. Although these mortgages require interest only payments with a balloon payment at maturity, the fair value adjustment is amortized over the term of the loan.
(3)	This property has a fair value adjustment which is aggregated below.
(4)	Loan has one, three-year extension option subject to certain conditions.
(5)	On October 25, 2011, in conjunction with the sale of Two Grand Central Tower, the mortgage loan was assumed by the buyer.
(6)	On October 14, 2011, 500 North Capitol’s mortgage loan was refinanced with a new construction loan totaling $107 million, bearing interest at a variable rate equal to LIBOR plus 1.65% per annum and matures on October 14, 2014 with two, one-year extension options, subject to certain conditions. At closing, $33.3 million was drawn to fund the repayment of the existing mortgage of $22 million and $11.3 million to fund previously expended development costs.

Boston Properties, Inc.

Third Quarter 2011

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of September 30, 2011

	General Motors Building		125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (1)	Annapolis Junction (2)	Eighth Avenue and 46th Street (2)	500 North Capitol Street (2)	Subtotal	Value-Added Fund (3)(4)		Total Unconsolidated Joint Ventures
Investment (5)	$660,375	(6)	$114,789	$96,373	$67,110	$(12,500)	$12,328	$(1,475)	$51,754	$20,962	$10,382	$3,585	$1,023,683	$23,159		$1,046,842
Note Receivable	270,000	(6)	—	—	—	—	—	—	—	—	—	—	270,000	6,375	(10)	276,375

Net Equity (5)	$390,375		$114,789	$96,373	$67,110	$(12,500)	$12,328	$(1,475)	$51,754	$20,962	$10,382	$3,585	$753,683	$16,784		$770,467

Mortgage/Construction loans payable (5) (7)	$963,600		$122,046	$106,098	$71,220	$65,000	$89,250	$40,117	$—	$21,125	$—	$6,600	$1,485,056	$47,907		$1,532,963

BXP’s nominal ownership percentage	60.00%		60.00%	60.00%	60.00%	50.00%	51.00%	25.00%	33.33%	50.00%	50.00%	30.00%		37.62%

Results of Operations

(unaudited and in thousands)

for the three months ended September 30, 2011

	General Motors Building	125 West 55th Street	Two Grand Central Tower		540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)	Annapolis Junction (2)		Eighth Avenue and 46th Street (2)	500 North Capitol Street (2)	Subtotal	Value-Added Fund (3)		Total Unconsolidated Joint Ventures
REVENUE
Rental	$57,677	$10,141	$7,769		$7,116	$4,579	$8,454	$8,519		$1,075	$4,089		$(1)	$35	$109,453	$4,330		$113,783
Straight-line rent	4,976	1,237	154		(1)	420	(14)	(119)		—	(2)		—	—	6,651	24		6,675
Fair value lease revenue	26,468	622	668		363	—	—	—		—	—		—	—	28,121	188		28,309
Termination Income	1,202	—	—		—	—	132	—		—	—		—	—	1,334	—		1,334

Total revenue	90,323	12,000	8,591		7,478	4,999	8,572	8,400		1,075	4,087		(1)	35	145,559	4,542		150,101

EXPENSES
Operating	21,447	3,397	4,293		2,982	2,659	3,076	3,109		684	1,310		59	(50)	42,966	1,618		44,584

NET OPERATING INCOME	68,876	8,603	4,298		4,496	2,340	5,496	5,291		391	2,777		(60)	85	102,593	2,924		105,517
Interest	26,561	3,133	2,678		1,936	1,597	2,541	2,111		—	169		—	—	40,726	1,084		41,810
Interest other - partner loans	15,889	—	—		—	—	—	—		—	—		—	—	15,889	—		15,889
Depreciation and amortization	29,695	4,188	2,347		2,147	919	1,917	1,365		1,368	1,179		—	(30)	45,095	1,678		46,773

SUBTOTAL	72,145	7,321	5,025		4,083	2,516	4,458	3,476		1,368	1,348		—	(30)	101,710	2,762		104,472

Impairment loss			39,384	(11)											39,384			39,384

NET INCOME/(LOSS)	$(3,269)	$1,282	$(40,111)		$413	$(176)	$1,038	$1,815		$(977)	$1,429		$(60)	$115	$(38,501)	$162		$(38,339)

BXP’s share of net income/(loss)	$(1,961)	$768	$(24,067)		$248	$(88)	$529	$904	(8)	$(327)	$670	(8)	$(30)	$35	$(23,320)	$74	(4)(8)	$(23,246)
Basis differential (9)	—	472	24,161	(11)	269	—	—	—		—	—		—	—	24,902	137	(4)	25,039
Elimination of inter-entity interest on partner loan	9,533	—	—		—	—	—	—		—	—		—	—	9,533	—		9,533

Income/(loss) from unconsolidated joint ventures	$7,572	$1,240	$95		$517	$(88)	$529	$904		$(327)	$670		$(30)	$35	$11,115	$211	(4)	$11,326

BXP’s share of depreciation & amortization	17,817	2,124	1,043		1,078	459	977	559	(8)	458	607	(8)	—	(9)	25,113	521	(4)(8)	25,634

BXP’s share of Funds from Operations (FFO)	$25,389	$3,364	$1,138		$1,595	$371	$1,506	$1,463		$131	$1,277		$(30)	$26	$36,228	$732	(4)	$36,960

BXP’s share of net operating income/(loss)	$41,326	$5,244	$2,744		$2,756	$1,170	$2,803	$1,323		$130	$1,389		$(30)	$26	$58,880	$1,144	(4)	$60,024

(1)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure. The Company’s entity that owns the office component of the project has been consolidated within the accounts of the Company.
(2)	Property is currently not in service (i.e., under construction or undeveloped land). One of four land parcels of Annapolis Junction are undeveloped land. 500 North Capitol Street was taken out of service for re-development on March 28, 2011.
(3)	For additional information on the Value-Added Fund, see page 18. Information presented includes costs which relate to the organization and operations of the Value-Added Fund. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented on page 18.
(4)	Represents the Company’s 25% interest in 300 Billerica Road, as well as a 39.5% interest in Mountain View Research Park and Mountain View Technology Park.
(5)	Represents the Company’s share.
(6)	Includes the Company’s share ($270 million) of the aggregate of $450 million of loans made to the joint venture by its partners.
(7)	Excludes fair value adjustments.
(8)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(9)	Represents adjustment related to the impairment of the carrying values of certain of the Company’s investments in unconsolidated joint ventures.
(10)	Represents a loan from the Company to the Value Added Fund. The loan from the Company bears interest at a fixed rate of 10.0% per annum and matures on May 31, 2014.
(11)	On October 25, 2011, Two Grand Central Tower located in New York City was sold for approximately $401.0 million, including the assumption by the buyer of approximately $176.6 million of mortgage indebtedness. Pursuant to ASC 360, the unconsolidated joint venture recorded an impairment charge during the three months ended September 30, 2011 of approximately $39.4 million The Company’s share of the current quarter impairment was approximately $24.2 million. Because the Company had previously recognized an impairment loss in an amount greater than $24.2 million, on its investment in the unconsolidated joint venture that owns Two Grand Central Tower, no additional impairment loss has been recognized by the Company.

Boston Properties, Inc.

Third Quarter 2011

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. In connection with the transfer of the Research Park and Technology Park properties to the Value-Added Fund, the Company and its partners agreed to certain modifications to the Value-Added Fund’s original terms, including bifurcating the Value-Added Fund’s promote structure such that Research Park and Technology Park will be accounted for separately from the non-Mountain View properties then owned by the Value-Added Fund (i.e. 300 Billerica Road). As a result of the modifications, the Company’s interest in the Mountain View properties is approximately 39.5% and its interest in the non-Mountain View properties is 25%. The Company does not expect that the Value-Added Fund will make any future investments in new properties. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annualized Revenue per leased SF (1)	Mortgage Notes Payable (2)

300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	$9.00	$1,875	(3)
Mountain View Research Park, Mountain View, CA	16	600,449	65.2%	31.29	36,281	(4)
Mountain View Technology Park, Mountain View, CA	7	135,279	90.7%	22.07	9,751	(5)

Total	24	846,610	73.8%	$25.53	$47,907

Results of Operations

(unaudited and in thousands)

for the three months ended September 30, 2011

Value-Added
Fund
REVENUE

Rental	$4,330
Straight-line rent	24
Fair value lease revenue	188

Total revenue	4,542

EXPENSES
Operating	1,618

SUBTOTAL	2,924

Interest	1,084
Depreciation and amortization	1,678

SUBTOTAL	2,762

NET INCOME	$162

BXP’s share of net income	$74
Basis differential (6)	137

Income from Value-Added Fund	$211
BXP’s share of depreciation & amortization	521

BXP’s share of Funds from Operations (FFO)	$732

The Company’s Equity in the Value-Added Fund	$16,784

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Represents the Company’s share.
(3)	The mortgage bears interest at a fixed rate of 5.69% per annum and matures on January 1, 2016.
(4)	On June 28, 2011, the mortgage loan was modified to a new mortgage loan totaling $92.0 million. The new mortgage loan bears interest at a variable rate of LIBOR plus 2.50% and matures on May 31, 2014. In conjunction with the mortgage loan modification, the Company agreed to lend up to $12.0 million to the Value-Added Fund, of which approximately $6.4 million has been advanced to date. The loan from the Company bears interest at a fixed rate of 10.0% per annum and matures on May 31, 2014. The loan from the Company is included in the Company’s investment in the Value-Added Fund.
(5)	On June 29, 2011, the maturity date was extended to November 15, 2011. The mortgage bears interest at a variable rate of LIBOR plus 1.50%.
(6)	Represents adjustment related to the impairment of the carrying values.

Boston Properties, Inc.

Third Quarter 2011

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property

for the Quarter Ended September 30, 2011 (1) (2) (3)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Residential (4)	% of NOI Hotel (4)	% of NOI Total (4)

Greater Boston	11,238,029		25.8%	832,890	1.6%	12,070,919		31.2%	0.0%	0.6%	28.0%
Greater Washington	9,399,545	(5)	20.4%	756,325	1.0%	10,155,870	(5)	26.3%	0.0%	—	21.4%
Midtown Manhattan	8,954,984	(6)	38.2%	—	—	8,954,984	(6)	23.2%	—	—	38.2%
Princeton/East Brunswick, NJ	2,453,574		2.5%	—	—	2,453,574		6.4%	—	—	2.5%
Greater San Francisco	4,980,850		9.9%	—	—	4,980,850		12.9%	—	—	9.9%

	37,026,982		96.8%	1,589,215	2.6%	38,616,197		100.0%	0.0%	0.6%	100.0%

% of Total	95.9%			4.1%		100.0%

Percentage of Portfolio Net Operating Income of In-Service Properties

by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total

Greater Boston	22.0%	6.0%	28.0%
Greater Washington	9.1%	12.3%	21.4%
Midtown Manhattan	38.2%	—	38.2%
Princeton/East Brunswick, NJ	—	2.5%	2.5%
Greater San Francisco	8.2%	1.7%	9.9%

Total	77.5%	22.5%	100.0%

Structured Parking

	Number of Spaces	Square Feet

Total Structured Parking	43,899	14,828,024

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet
Cambridge Center Marriott, Cambridge, MA	433	330,400

Total Hotel Properties	433	330,400

Residential Properties

Residential Properties	Number of Units	Square Feet (7)
Residences on The Avenue, Washington, DC	335	325,000
The Lofts at Atlantic Wharf, Boston, MA	86	88,000

Total Residential Properties	421	413,000

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.
(2)	Portfolio Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Portfolio NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of Portfolio NOI see page 51.
(3)	Includes approximately 1,700,000 square feet of retail space.
(4)	The calculation for percentage of Portfolio Net Operating Income excludes termination income.
(5)	Includes 588,917 square feet at Metropolitan Square which is 51% owned by the Company, 407,207 square feet at Market Square North which is 50% owned by the Company, 539,229 square feet at 901 New York Avenue which is 25% owned by the Company, 321,943 square feet at 505 9th Street, N.W. which is 50% owned by the Company and 117,599 square feet at Annapolis Junction which is 50% owned by the Company.
(6)	Includes 1,805,401 square feet at the General Motors Building, 581,267 square feet at 125 West 55th Street, 650,278 square feet at Two Grand Central Tower and 289,195 square feet at 540 Madison Avenue, each of which is 60% owned by the Company.
(7)	Includes approximately 60,000 square feet of retail space.

Boston Properties, Inc.

Third Quarter 2011

In-Service Property Listing

as of September 30, 2011

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

Greater Boston
Office
(2)	John Hancock Tower	CBD Boston MA	1	1,723,276	97.8%	$49.96	Y	CBD
	800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,228,690	91.4%	49.13	N	CBD
	111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	859,641	92.7%	59.86	N	CBD
	101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,939	100.0%	40.90	N	CBD
	The Shops at the Prudential Center	CBD Boston MA	1	504,089	99.2%	71.81	N	CBD
	Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	49.49	N	CBD
	One Cambridge Center	East Cambridge MA	1	215,573	91.1%	43.79	N	CBD
	Three Cambridge Center	East Cambridge MA	1	109,358	100.0%	26.45	N	CBD
	Four Cambridge Center	East Cambridge MA	1	199,131	57.5%	43.45	N	CBD
	Five Cambridge Center	East Cambridge MA	1	240,480	100.0%	45.94	N	CBD
	Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	41.24	N	CBD
	Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	44.36	N	CBD
	Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	49.07	N	CBD
	University Place	Mid-Cambridge MA	1	195,282	100.0%	39.75	Y	CBD
(2)	Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	969,861	58.9%	34.48	Y	S
	Reservoir Place	Route 128 Mass Turnpike MA	1	526,080	84.4%	32.05	Y	S
	Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	29.54	N	S
	140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	30.17	Y	S
	230 CityPoint	Route 128 Mass Turnpike MA	1	300,179	99.2%	33.32	N	S
	77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	42.84	N	S
(3)	Waltham Office Center	Route 128 Mass Turnpike MA	1	67,005	24.9%	17.49	N	S
	195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	37.38	N	S
	200 West Street	Route 128 Mass Turnpike MA	1	256,245	78.7%	31.48	N	S
	Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	45.66	N	S
	Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,687	84.3%	28.97	N	S
	10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	152,097	87.4%	24.61	N	S
	Bedford Business Park	Route 128 Northwest MA	1	92,207	100.0%	27.29	N	S
	32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	25.99	N	S
	91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	58.1%	26.69	N	S
	92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	35.02	N	S
	100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	34.90	N	S
	33 Hayden Avenue	Route 128 Northwest MA	1	80,128	43.7%	39.72	N	S
	Lexington Office Park	Route 128 Northwest MA	2	166,745	79.7%	27.57	N	S
	191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.87	N	S
	181 Spring Street	Route 128 Northwest MA	1	56,602	100.0%	30.69	N	S
	201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	34.06	N	S
	40 Shattuck Road	Route 128 Northwest MA	1	121,216	82.4%	21.59	N	S
	Quorum Office Park	Route 128 Northwest MA	2	267,527	82.5%	16.14	N	S

			46	11,238,029	89.6%	$42.92

Office/Technical
	Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	$85.53	N	CBD
	Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.68	N	CBD
(3)	103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	8.50	N	S
	Bedford Business Park	Route 128 Northwest MA	2	377,884	74.0%	20.65	N	S
	17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.25	N	S
	164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

			7	832,890	77.4%	$43.38

		Total Greater Boston:	53	12,070,919	88.8%	$42.95

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Third Quarter 2011

In-Service Property Listing (continued)

as of September 30, 2011

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

Greater Washington, DC
Office
	Capital Gallery	Southwest Washington DC	1	622,306	97.7%	$49.33	N	CBD
	500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	44.77	N	CBD
	Metropolitan Square (51% ownership)	East End Washington DC	1	588,917	99.8%	52.03	Y	CBD
	1301 New York Avenue	East End Washington DC	1	188,357	100.0%	46.38	N	CBD
	Market Square North (50% ownership)	East End Washington DC	1	407,207	85.8%	55.25	Y	CBD
	505 9th Street, N.W. (50% ownership)	East End Washington DC	1	321,943	100.0%	61.89	Y	CBD
	901 New York Avenue (25% ownership)	East End Washington DC	1	539,229	99.8%	60.41	Y	CBD
(2)	635 Massachusetts Avenue	East End Washington DC	1	211,000	100.0%	28.31	N	CBD
(3)	2200 Pennsylvania Avenue	CBD Washington DC	1	456,988	82.0%	66.47	N	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	98.5%	49.52	N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	252,136	98.3%	56.68	N	CBD
	Sumner Square	CBD Washington DC	1	208,665	93.7%	44.40	Y	CBD
	Annapolis Junction (50% ownership)	Anne Arundel County, MD	1	117,599	100.0%	143.98	Y	S
	Montvale Center	Montgomery County MD	1	123,392	79.4%	27.27	Y	S
	One Preserve Parkway	Montgomery County MD	1	183,734	83.9%	36.17	N	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	178,865	64.9%	36.32	N	S
	Wisconsin Place Office	Montgomery County MD	1	299,186	96.5%	48.48	N	S
	Democracy Tower	Fairfax County VA	1	235,436	100.0%	45.49	N	S
	Kingstowne One	Fairfax County VA	1	151,195	88.6%	37.29	Y	S
	Kingstowne Two	Fairfax County VA	1	156,251	98.2%	38.02	Y	S
	Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	32.62	Y	S
	One Freedom Square	Fairfax County VA	1	424,016	97.1%	42.28	Y	S
	Two Freedom Square	Fairfax County VA	1	421,142	96.7%	43.09	N	S
	One Reston Overlook	Fairfax County VA	1	319,384	63.8%	32.40	N	S
	Two Reston Overlook	Fairfax County VA	1	134,615	100.0%	31.72	N	S
	One and Two Discovery Square	Fairfax County VA	2	366,990	100.0%	43.36	N	S
	New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	33.17	Y	S
	New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	39.17	Y	S
	Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	34.57	N	S
	South of Market	Fairfax County VA	3	647,682	99.8%	47.07	N	S
	12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	37.07	N	S
(2)	12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	44.99	N	S

			36	9,399,545	95.0%	$47.74

Office/Technical
(2)	6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	$10.92	N	S
	7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	21.13	N	S
	7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	23.06	N	S
	7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.34	N	S
	7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	16.00	N	S
	8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	19.83	N	S
	7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	15.97	N	S
	7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	25.34	N	S
	7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.40	N	S
	7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	20.47	N	S
	8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	20.97	N	S
	7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	28.29	N	S

			12	756,325	100.0%	$19.51

		Total Greater Washington:	48	10,155,870	95.4%	$45.54

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Property held for redevelopment.
(3)	Not included in Same Property analysis.

Boston Properties, Inc.

Third Quarter 2011

In-Service Property Listing (continued)

as of September 30, 2011

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,045,128	96.5%	$80.14	Y	CBD
601 Lexington Avenue	Park Avenue NY	1	1,630,318	98.0%	85.18	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,707,476	98.8%	80.95	N	CBD
Times Square Tower	Times Square NY	1	1,245,921	98.1%	68.78	N	CBD
General Motors Building (60% ownership)	Plaza District NY	1	1,805,401	98.7%	117.01	Y	CBD
540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	289,195	96.6%	95.69	Y	CBD
125 West 55th Street (60% ownership)	Sixth/Rock Center NY	1	581,267	100.0%	66.87	Y	CBD
Two Grand Central Tower (60% ownership)	Grand Central District NY	1	650,278	74.6%	57.00	Y	CBD

	Total Midtown Manhattan:	8	8,954,984	96.5%	$85.55

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	87.7%	$28.82	N	S
104 Carnegie Center	Princeton NJ	1	102,830	83.9%	32.33	N	S
105 Carnegie Center	Princeton NJ	1	69,955	55.4%	27.96	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	30.48	N	S
202 Carnegie Center	Princeton NJ	1	130,582	92.7%	32.53	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	33.40	N	S
210 Carnegie Center	Princeton NJ	1	162,372	94.4%	37.04	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	32.34	N	S
212 Carnegie Center	Princeton NJ	1	150,395	64.0%	34.18	N	S
214 Carnegie Center	Princeton NJ	1	150,774	73.6%	31.38	N	S
302 Carnegie Center	Princeton NJ	1	64,926	65.1%	29.61	N	S
502 Carnegie Center	Princeton NJ	1	118,120	83.5%	35.14	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.01	N	S
506 Carnegie Center	Princeton NJ	1	145,213	74.8%	31.68	N	S
508 Carnegie Center	Princeton NJ	1	128,662	20.3%	31.06	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	29.61	N	S
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	36.89	N	S

		16	2,038,926	82.5%	$32.40

One Tower Center	East Brunswick NJ	1	414,648	47.2%	$30.69	N	S

		1	414,648	47.2%	$30.69

	Total Princeton/East Brunswick, NJ:	17	2,453,574	76.5%	$32.22

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	833,723	85.7%	$46.87	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	779,768	98.2%	51.20	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	775,086	93.6%	43.54	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	936,712	86.3%	58.23	Y	CBD

		4	3,325,289	90.7%	$50.17

611 Gateway	South San Francisco CA	1	256,302	100.0%	$35.10	N	S
601 and 651 Gateway	South San Francisco CA	2	506,224	97.0%	33.55	N	S
303 Almaden	San Jose CA	1	158,499	91.5%	35.59	N	CBD
(2) North First Business Park	San Jose CA	5	190,636	75.8%	15.94	N	S
3200 Zanker Road	San Jose CA	4	543,900	52.0%	15.00	N	S

		13	1,655,561	79.7%	$28.17

	Total Greater San Francisco:	17	4,980,850	87.0%	$43.44

	Total In-Service Properties:	143	38,616,197	91.3%	$53.59

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Property held for redevelopment.

Boston Properties, Inc.

Third Quarter 2011

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio

1	US Government	1,950,002	(1)	5.05%
2	Citibank	1,046,768	(2)	2.71%
3	Lockheed Martin	766,065		1.98%
4	Genentech	640,271		1.66%
5	Kirkland & Ellis	639,683	(3)	1.66%
6	Biogen Idec	592,885		1.54%
7	Ropes & Gray	528,931		1.37%
8	O’Melveny & Myers	511,659		1.32%
9	Bain Capital	476,653		1.23%
10	Shearman & Sterling	472,808		1.22%
11	Manufacturers Investment (Manulife)	469,050		1.21%
12	Wellington Management	465,116		1.20%
13	Weil Gotshal Manges	444,982	(4)	1.15%
14	State Street Bank and Trust	408,552		1.06%
15	Microsoft	400,278		1.04%
16	Parametric Technology	380,987		0.99%
17	Finnegan Henderson Farabow	362,405	(5)	0.94%
18	Ann Inc (fka Ann Taylor Corp.)	338,942		0.88%
19	Oracle	314,773	(6)	0.82%
20	Bingham McCutchen	301,385		0.78%

	Total % of Portfolio Square Feet			29.81%
	Total % of Portfolio Revenue			31.47%

Notable Signed Deals (7)

Tenant	Property	Sq. Ft.
Defense Intelligence Agency (US Government)	12300 & 12310 Sunrise Valley	523,000
Massachusetts Financial Services (MFS)	111 Huntington Avenue	306,668
Biogen Idec	17 Cambridge Center	190,000
Morrison & Foerster	250 West 55th Street	184,000
McDermott Will & Emery	500 North Capitol	171,000	(8)

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

(1)	Includes 36,126, 92,620 & 104,874 square feet of space in properties in which Boston Properties has a 60%, 51% & 50% interest, respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest, respectively.
(3)	Includes 248,021 square feet of space in a property in which Boston Properties has a 51% interest.
(4)	All the space is in a property in which Boston Properties has a 60% interest.
(5)	Includes 292,548 square feet of space in a property in which Boston Properties has a 25% interest.
(6)	Includes 21,200 square feet of space in a property in which Boston Properties has a 60% interest.
(7)	Represents leases signed with occupancy commencing in the future.
(8)	Boston Properties has a 30% interest in the property.

Boston Properties, Inc.

Third Quarter 2011

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2) (3) (4)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2011	546,561	$27,344,317	$50.03	$27,568,313	$50.44	1.55%
2012	2,573,870	131,747,903	51.19	132,318,356	51.41	7.28%
2013	1,762,790	75,500,631	42.83	76,440,051	43.36	4.99%
2014	3,544,050	144,898,677	40.89	155,380,402	43.84	10.03%
2015	3,199,706	158,077,556	49.40	167,196,549	52.25	9.05%
2016	3,218,359	158,043,655	49.11	165,475,221	51.42	9.11%
2017	3,289,754	213,691,005	64.96	236,065,950	71.76	9.31%
2018	887,526	57,670,187	64.98	63,766,317	71.85	2.51%
2019	2,754,328	159,092,865	57.76	174,099,356	63.21	7.79%
2020	3,132,384	184,896,503	59.03	206,013,815	65.77	8.86%
Thereafter	7,836,676	458,112,686	58.46	549,066,588	70.06	22.17%

Occupancy By Location (5)

	CBD		Suburban		Total
Location	30-Sep-11	30-Sep-10	30-Sep-11	30-Sep-10	30-Sep-11	30-Sep-10

Greater Boston	95.0%	92.6%	82.9%	85.5%	89.6%	89.2%
Greater Washington	95.9%	98.4%	94.2%	96.9%	95.0%	97.6%
Midtown Manhattan	96.5%	97.6%	n/a	n/a	96.5%	97.6%
Princeton/East Brunswick, NJ	n/a	n/a	76.5%	82.5%	76.5%	82.5%
Greater San Francisco	90.7%	91.6%	78.5%	96.1%	87.0%	92.9%

Total Portfolio	95.1%	95.7%	85.4%	90.7%	91.4%	93.7%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 739,085 square feet of leased premises in properties under development.
(5)	Includes approximately 1,700,000 square feet of retail space.

Boston Properties, Inc.

Third Quarter 2011

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2011	40,778	$398,592	$9.77	$398,592	$9.77	2.57%
2012	175,445	3,358,037	19.14	3,406,877	19.42	11.04%
2013	7,479	148,998	19.92	152,025	20.33	0.47%
2014	325,382	6,388,212	19.63	6,568,936	20.19	20.47%
2015	166,224	4,010,840	24.13	4,075,257	24.52	10.46%
2016	270,973	20,328,630	75.02	20,572,797	75.92	17.05%
2017	—	—	—	—	—	0.00%
2018	—	—	—	—	—	0.00%
2019	—	—	—	—	—	0.00%
2020	263,457	5,032,163	19.10	5,032,163	19.10	16.58%
Thereafter	137,321	2,584,752	18.82	2,744,752	19.99	8.64%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Sep-11	30-Sep-10	30-Sep-11	30-Sep-10	30-Sep-11	30-Sep-10

Greater Boston	100.0%	100.0%	64.8%	56.8%	77.4%	72.3%
Greater Washington	n/a	n/a	100.0%	100.0%	100.0%	100.0%
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	85.4%	82.1%	88.2%	85.5%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Third Quarter 2011

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2) (3)(4)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2011	34,516	$1,917,261	$55.55	$1,920,141	$55.63	2.05%
2012	55,716	4,649,954	83.46	4,612,357	82.78	3.32%
2013	82,305	6,763,717	82.18	6,833,806	83.03	4.90%
2014	53,782	5,349,190	99.46	5,489,878	102.08	3.20%
2015	139,073	13,482,948	96.95	14,406,921	103.59	8.28%
2016	178,264	22,319,996	125.21	23,063,800	129.38	10.61%
2017	144,787	10,949,493	75.62	17,420,439	120.32	8.62%
2018	234,912	10,649,667	45.33	11,234,504	47.82	13.98%
2019	55,478	4,129,010	74.43	4,637,590	83.59	3.30%
2020	87,963	4,439,741	50.47	5,202,593	59.15	5.24%
Thereafter	613,286	39,208,642	63.93	48,712,871	79.43	36.50%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 21,178 square feet of leased premises in properties under development.

Boston Properties, Inc.

Third Quarter 2011

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2) (3) (4)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2011	621,855	$29,660,170	$47.70	$29,887,047	$48.06	1.61%
2012	2,805,031	139,755,894	49.82	140,337,590	50.03	7.26%
2013	1,852,574	82,413,347	44.49	83,425,882	45.03	4.80%
2014	3,923,214	156,636,078	39.93	167,439,217	42.68	10.16%
2015	3,505,003	175,571,344	50.09	185,678,726	52.98	9.08%
2016	3,667,596	200,692,280	54.72	209,111,818	57.02	9.50%
2017	3,434,541	224,640,498	65.41	253,486,390	73.81	8.89%
2018	1,122,438	68,319,855	60.87	75,000,821	66.82	2.91%
2019	2,809,806	163,221,874	58.09	178,736,946	63.61	7.28%
2020	3,483,804	194,368,407	55.79	216,248,570	62.07	9.02%
Thereafter	8,587,283	499,906,081	58.21	600,524,212	69.93	22.24%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Sep-11	30-Sep-10	30-Sep-11	30-Sep-10	30-Sep-11	30-Sep-10

Greater Boston	95.2%	93.0%	81.2%	82.1%	88.8%	87.7%
Greater Washington	95.9%	98.4%	95.0%	97.3%	95.4%	97.8%
Midtown Manhattan	96.5%	97.6%	n/a	n/a	96.5%	97.6%
Princeton/East Brunswick, NJ	n/a	n/a	76.5%	82.5%	76.5%	82.5%
Greater San Francisco	90.7%	91.6%	78.5%	96.1%	87.0%	92.9%

Total Portfolio	95.2%	95.7%	85.4%	89.9%	91.3%	93.4%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 760,263 square feet of leased premises in properties under development.

Boston Properties, Inc.

Third Quarter 2011

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3) (4)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	125,131	$3,774,385	$30.16	$3,852,321	$30.79		36,528	$310,552	$8.50	$310,552	$8.50
2012	782,782	28,436,266	36.33	28,505,316	36.42		—	—	—	—	—
2013	698,610	31,016,851	44.40	31,265,419	44.75		—	—	—	—	—
2014	1,133,189	42,343,554	37.37	44,126,159	38.94		97,362	2,120,067	21.78	2,120,067	21.78
2015	1,462,908	62,097,361	42.45	64,551,739	44.13		—	—	—	—	—
2016	797,769	28,725,157	36.01	30,914,278	38.75		241,823	19,724,830	81.57	19,814,919	81.94
2017	488,282	19,734,326	40.42	21,859,809	44.77		—	—	—	—	—
2018	229,564	10,645,422	46.37	11,730,744	51.10		—	—	—	—	—
2019	633,550	28,508,942	45.00	30,913,177	48.79		—	—	—	—	—
2020	212,859	9,622,566	45.21	10,536,789	49.50		183,486	3,754,917	20.46	3,754,917	20.46
Thereafter	3,250,364	155,490,584	47.84	182,999,374	56.30		80,000	1,667,616	20.85	1,827,616	22.85

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	12,037	$1,536,108	$127.62	$1,566,108	$130.11	(5)	173,696	$5,621,045	$32.36	$5,728,981	$32.98
2012	11,604	2,324,560	200.32	2,229,976	192.17		794,386	30,760,826	38.72	30,735,292	38.69
2013	32,058	3,969,129	123.81	3,949,830	123.21		730,668	34,985,981	47.88	35,215,249	48.20
2014	16,645	2,508,356	150.70	2,535,169	152.31		1,247,196	46,971,976	37.66	48,781,395	39.11
2015	73,046	5,543,258	75.89	5,561,623	76.14		1,535,954	67,640,619	44.04	70,113,362	45.65
2016	16,774	2,086,168	124.37	2,162,808	128.94		1,056,366	50,536,155	47.84	52,892,005	50.07	(6)
2017	45,499	2,691,164	59.15	2,856,786	62.79		533,781	22,425,489	42.01	24,716,595	46.30
2018	173,845	7,401,163	42.57	7,648,503	44.00		403,409	18,046,585	44.74	19,379,247	48.04
2019	16,026	2,187,834	136.52	2,422,008	151.13		649,576	30,696,776	47.26	33,335,184	51.32
2020	52,089	2,992,285	57.45	3,473,049	66.68		448,434	16,369,769	36.50	17,764,755	39.62
Thereafter	284,997	12,778,114	44.84	14,620,794	51.30		3,615,361	169,936,314	47.00	199,447,785	55.17

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 626,659 square feet of leased premises in properties under development.
(5)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $93.42 per square foot and $93.42 per square foot, respectively, in 2011.
(6)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $37.29 per square foot and $40.14 per square foot, respectively, in 2016.

Boston Properties, Inc.

Third Quarter 2011

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—		—	—	—	—	—
Q3 2011	5,330	124,747	23.40	124,747	23.40	(4)	—	—	—	—	—
Q4 2011	119,801	3,649,638	30.46	3,727,574	31.11		36,528	310,552	8.50	310,552	8.50

Total 2011	125,131	$3,774,385	$30.16	$3,852,321	$30.79		36,528	$310,552.32	$8.50	$310,552.32	$8.50

Q1 2012	200,367	$7,465,563	$37.26	$7,472,763	$37.30		—	$—	$—	$—	$—
Q2 2012	193,132	6,863,008	35.54	6,863,008	35.54		—	—	—	—	—
Q3 2012	114,950	3,688,044	32.08	3,693,421	32.13		—	—	—	—	—
Q4 2012	274,333	10,419,651	37.98	10,476,123	38.19		—	—	—	—	—

Total 2012	782,782	$28,436,266	$36.33	$28,505,316	$36.42		—	$—	$—	$—	$—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—		—	—	—	—	—
Q3 2011	2	52,000	25,999.98	52,000	25,999.98	(4)	5,332	176,747	33.15	176,747	33.15	(4)
Q4 2011	12,035	1,484,109	123.32	1,514,109	125.81		168,364	5,444,298	32.34	5,552,235	32.98

Total 2011	12,037	$1,536,108	$127.62	$1,566,108	$130.11	(5)	173,696	$5,621,045	$32.36	$5,728,981	$32.98

Q1 2012	9,806	$1,549,217	$157.99	$1,467,917	$149.70		210,173	$9,014,780	$42.89	$8,940,680	$42.54
Q2 2012	2	93,976	46,987.98	103,192	51,595.98		193,134	6,956,984	36.02	6,966,200	36.07
Q3 2012	6	370,900	61,816.64	348,400	58,066.65		114,956	4,058,943	35.31	4,041,821	35.16
Q4 2012	1,790	310,468	173.45	310,468	173.45		276,123	10,730,119	38.86	10,786,591	39.06

Total 2012	11,604	$2,324,560	$200.32	$2,229,976	$192.17		794,386	$30,760,826	$38.72	$30,735,292	$38.69

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on 9/30/2011.
(5)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $93.42 per square foot and $93.42 per square foot, respectively, in 2011.

Boston Properties, Inc.

Third Quarter 2011

IN-SERVICE WASHINGTON REGION PROPERTIES

Lease Expirations - Washington Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	25,010	$1,308,673	$52.33	$1,314,544	$52.56		4,250	$88,040	$20.72	$88,040	$20.72
2012	1,038,724	52,524,165	50.57	52,837,461	50.87	(4)(5)	175,445	3,358,037	19.14	3,406,877	19.42
2013	176,073	9,313,578	52.90	9,510,580	54.01	(4)	7,479	148,998	19.92	152,025	20.33
2014	1,077,173	43,115,585	40.03	50,422,858	46.81		228,020	4,268,145	18.72	4,448,869	19.51
2015	644,445	29,906,492	46.41	32,179,892	49.93		166,224	4,010,840	24.13	4,075,257	24.52
2016	566,408	22,094,079	39.01	24,718,422	43.64		29,150	603,800	20.71	757,878	26.00
2017	904,870	49,022,545	54.18	52,272,347	57.77		—	—	—	—	—
2018	370,389	18,128,999	48.95	21,208,557	57.26		—	—	—	—	—
2019	825,968	39,096,551	47.33	43,737,511	52.95		—	—	—	—	—
2020	1,130,879	48,797,587	43.15	58,110,346	51.39		79,971	1,277,245	15.97	1,277,245	15.97
Thereafter	1,792,172	93,836,744	52.36	118,459,526	66.10		57,321	917,136	16.00	917,136	16.00

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	—	$—	$—	$—	$—		29,260	$1,396,713	$47.73	$1,402,584	$47.94
2012	5,050	323,666	64.09	329,212	65.19		1,219,219	56,205,868	46.10	56,573,549	46.40	(5)
2013	8,207	420,375	51.22	429,866	52.38		191,759	9,882,951	51.54	10,092,471	52.63
2014	12,053	654,446	54.30	679,433	56.37		1,317,246	48,038,176	36.47	55,551,160	42.17
2015	28,947	1,419,044	49.02	1,491,250	51.52		839,616	35,336,375	42.09	37,746,399	44.96
2016	26,268	1,320,252	50.26	1,349,742	51.38		621,826	24,018,131	38.63	26,826,041	43.14
2017	24,412	1,089,479	44.63	1,163,965	47.68		929,282	50,112,024	53.93	53,436,312	57.50
2018	44,148	2,372,663	53.74	2,643,423	59.88		414,537	20,501,662	49.46	23,851,979	57.54
2019	29,933	1,280,215	42.77	1,433,507	47.89		855,901	40,376,766	47.17	45,171,018	52.78
2020	17,495	555,870	31.77	671,283	38.37		1,228,345	50,630,702	41.22	60,058,875	48.89
Thereafter	208,776	8,799,234	42.15	11,668,020	55.89		2,058,269	103,553,114	50.31	131,044,682	63.67

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 114,740 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2012 and 2013, the current and future expiring rental rate would be $41.72 per square foot and $42.03 per square foot, respectively, for 2012 and $37.79 per square foot and $40.94 per square foot, respectively, for 2013.
(5)	Includes 255,244 square feet of space to be taken out of service for redevelopment. See page 48 for further details.

Boston Properties, Inc.

Third Quarter 2011

IN-SERVICE WASHINGTON REGION PROPERTIES

Quarterly Lease Expirations - Washington Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—		—	—	—	—	—
Q3 2011	—	—	—	—	—		4,250	88,040	20.72	88,040	20.72	(4)
Q4 2011	25,010	1,308,673	52.33	1,314,544	52.56		—	—	—	—	—

Total 2011	25,010	$1,308,673	$52.33	$1,314,544	$52.56		4,250	$88,040	$20.72	$88,040	$20.72

Q1 2012	452,378	$18,952,998	$41.90	$19,041,553	$42.09		13,408	$286,790	$21.39	$286,790	$21.39
Q2 2012	378,193	23,750,876	62.80	23,759,345	62.82		26,388	288,126	10.92	288,126	10.92
Q3 2012	102,054	4,609,955	45.17	4,630,485	45.37		52,050	1,002,843	19.27	1,002,843	19.27
Q4 2012	106,099	5,210,335	49.11	5,406,078	50.95		83,599	1,780,278	21.30	1,829,118	21.88

Total 2012	1,038,724	$52,524,165	$50.57	$52,837,461	$50.87	(5)	175,445	$3,358,037	$19.14	$3,406,877	$19.42

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—		—	—	—	—	—
Q3 2011	—	—	—	—	—		4,250	88,040	20.72	88,040	20.72	(4)
Q4 2011	—	—	—	—	—		25,010	1,308,673	52.33	1,314,544	52.56

Total 2011	—	$—	$—	$—	$—		29,260	$1,396,713	$47.73	$1,402,584	$47.94

Q1 2012	585	$21,882	$37.41	$21,882	$37.41		466,371	$19,261,670	$41.30	$19,350,225	$41.49
Q2 2012	—	—	—	—	—		404,581	24,039,002	59.42	24,047,471	59.44
Q3 2012	—	—	—	—	—		154,104	5,612,798	36.42	5,633,328	36.56
Q4 2012	4,465	301,784	67.59	307,330	68.83		194,163	7,292,398	37.56	7,542,525	38.85

Total 2012	5,050	$323,666	$64.09	$329,212	$65.19		1,219,219	$56,205,868	$46.10	$56,573,549	$46.40	(6)

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on 9/30/2011.
(5)	Includes 90,291 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space, current and future expiring rents would be $41.72 per square foot and $42.03 per square foot, respectively, in 2012.
(6)	Includes 255,244 square feet of space to be taken out of service for redevelopment. See page 48 for further details.

Boston Properties, Inc.

Third Quarter 2011

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	280,959	$13,599,276	$48.40	$13,739,464	$48.90	—	$—	$—	$—	$—
2012	234,733	11,337,456	48.30	11,370,821	48.44	—	—	—	—	—
2013	515,872	14,529,689	28.17	15,003,881	29.08	—	—	—	—	—
2014	430,591	17,734,972	41.19	18,318,272	42.54	—	—	—	—	—
2015	513,428	20,568,609	40.06	21,452,685	41.78	—	—	—	—	—
2016	1,043,943	44,342,419	42.48	45,916,117	43.98	—	—	—	—	—
2017	300,181	13,006,454	43.33	13,994,661	46.62	—	—	—	—	—
2018	90,123	5,768,844	64.01	5,862,618	65.05	—	—	—	—	—
2019	80,697	3,554,216	44.04	3,877,004	48.04	—	—	—	—	—
2020	455,830	26,445,024	58.02	28,244,282	61.96	—	—	—	—	—
Thereafter	113,639	4,738,750	41.70	5,805,924	51.09	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	22,171	$357,153	$16.11	$330,033	$14.89	303,130	$13,956,428	$46.04	$14,069,497	$46.41
2012	36,758	1,786,607	48.60	1,836,497	49.96	271,491	13,124,063	48.34	13,207,318	48.65
2013	40,358	2,195,091	54.39	2,265,750	56.14	556,230	16,724,779	30.07	17,269,631	31.05
2014	14,066	809,910	57.58	821,962	58.44	444,657	18,544,882	41.71	19,140,233	43.04
2015	27,092	1,929,396	71.22	1,992,750	73.55	540,520	22,498,005	41.62	23,445,435	43.38
2016	31,596	1,559,039	49.34	1,582,235	50.08	1,075,539	45,901,458	42.68	47,498,352	44.16
2017	13,083	693,214	52.99	783,612	59.90	313,264	13,699,668	43.73	14,778,272	47.18
2018	16,919	875,841	51.77	942,579	55.71	107,042	6,644,685	62.08	6,805,196	63.58
2019	5,642	302,012	53.53	345,624	61.26	86,339	3,856,228	44.66	4,222,628	48.91
2020	13,451	463,888	34.49	507,188	37.71	469,281	26,908,912	57.34	28,751,470	61.27
Thereafter	20,244	1,021,075	50.44	1,126,169	55.63	133,883	5,759,825	43.02	6,932,094	51.78

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Third Quarter 2011

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Quarterly Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—	—	—	—	—	—
Q3 2011	—	—	—	—	—	—	—	—	—	—
Q4 2011	280,959	13,599,276	48.40	13,739,464	48.90	—	—	—	—	—

Total 2011	280,959	$13,599,276	$48.40	$13,739,464	$48.90	—	$—	$—	$—	$—

Q1 2012	33,608	$1,831,879	$54.51	$1,831,879	$54.51	—	$—	$—	$—	$—
Q2 2012	15,368	673,120	43.80	673,120	43.80	—	—	—	—	—
Q3 2012	141,963	6,829,024	48.10	6,819,311	48.04	—	—	—	—	—
Q4 2012	43,794	2,003,433	45.75	2,046,511	46.73	—	—	—	—	—

Total 2012	234,733	$11,337,456	$48.30	$11,370,821	$48.44	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—	—	—	—	—	—
Q3 2011	—	—	—	—	—	—	—	—	—	—
Q4 2011	22,171	357,153	16.11	330,033	14.89	303,130	13,956,428	46.04	14,069,497	46.41

Total 2011	22,171	$357,153	$16.11	$330,033	$14.89	303,130	$13,956,428	$46.04	$14,069,497	$46.41

Q1 2012	1,641	$193,003	$117.61	$193,003	$117.61	35,249	$2,024,883	$57.45	$2,024,883	57.45
Q2 2012	4,358	248,080	56.93	248,080	56.93	19,726	921,199	46.70	921,199	46.70
Q3 2012	11,005	895,524	81.37	940,080	85.42	152,968	7,724,548	50.50	7,759,391	50.73
Q4 2012	19,754	450,000	22.78	455,334	23.05	63,548	2,453,433	38.61	2,501,844	39.37

Total 2012	36,758	$1,786,607	$48.60	$1,836,497	$49.96	271,491	$13,124,063	$48.34	$13,207,318	$48.65

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Third Quarter 2011

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3) (4)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	80,060	$7,458,048	$93.16	$7,458,048	$93.16	—	$—	$—	$—	$—
2012	473,186	37,987,807	80.28	38,079,180	80.47	—	—	—	—	—
2013	143,427	12,898,236	89.93	12,900,759	89.95	—	—	—	—	—
2014	228,518	19,480,412	85.25	19,873,711	86.97	—	—	—	—	—
2015	388,341	39,600,888	101.97	42,805,852	110.23	—	—	—	—	—
2016	727,746	60,252,037	82.79	61,152,553	84.03	—	—	—	—	—
2017	1,433,922	126,418,650	88.16	142,172,783	99.15	—	—	—	—	—
2018	186,547	22,818,913	122.32	24,623,680	132.00	—	—	—	—	—
2019	1,018,587	82,204,402	80.70	88,947,471	87.32	—	—	—	—	—
2020	1,332,816	100,031,326	75.05	109,122,397	81.87	—	—	—	—	—
Thereafter	2,453,419	196,260,311	79.99	233,127,395	95.02	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	308	$24,000	$77.92	$24,000	$77.92	80,368	$7,482,048	$93.10	$7,482,048	$93.10
2012	2,304	215,120	93.37	216,673	94.04	475,490	38,202,927	80.34	38,295,852	80.54
2013	1,682	179,122	106.49	188,360	111.99	145,109	13,077,358	90.12	13,089,118	90.20
2014	11,018	1,376,477	124.93	1,453,314	131.90	239,536	20,856,889	87.07	21,327,026	89.03
2015	9,988	4,591,251	459.68	5,361,298	536.77	398,329	44,192,139	110.94	48,167,150	120.92
2016	103,626	17,354,536	167.47	17,969,015	173.40	831,372	77,606,573	93.35	79,121,568	95.17
2017	61,793	6,475,636	104.80	12,616,076	204.17	1,495,715	132,894,287	88.85	154,788,859	103.49
2018	—	—	—	—	—	186,547	22,818,913	122.32	24,623,680	132.00
2019	3,877	358,948	92.58	436,452	112.57	1,022,464	82,563,351	80.75	89,383,923	87.42
2020	4,928	427,698	86.79	551,073	111.82	1,337,744	100,459,024	75.10	109,673,470	81.98
Thereafter	99,269	16,610,219	167.33	21,297,887	214.55	2,552,688	212,870,531	83.39	254,425,283	99.67

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 133,604 square feet of leased premises in properties under development.

Boston Properties, Inc.

Third Quarter 2011

IN-SERVICE NEW YORK PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—		—	—	—	—	—
Q3 2011	20,680	1,317,143	63.69	1,317,143	63.69	(4)	—	—	—	—	—
Q4 2011	59,380	6,140,905	103.42	6,140,905	103.42		—	—	—	—	—

Total 2011	80,060	$7,458,048	$93.16	$7,458,048	$93.16		—	$—	$—	$—	$—

Q1 2012	28,130	$1,711,265	$60.83	$1,711,265	$60.83		—	$—	$—	$—	$—
Q2 2012	175,905	11,620,723	66.06	11,703,586	66.53		—	—	—	—	—
Q3 2012	229,887	21,825,384	94.94	21,825,384	94.94		—	—	—	—	—
Q4 2012	39,264	2,830,435	72.09	2,838,945	72.30		—	—	—	—	—

Total 2012	473,186	$37,987,807	$80.28	$38,079,180	$80.47		—	$—	$—	$—	$—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—		—	—	—	—	—
Q3 2011	—	—	—	—	—		20,680	1,317,143	63.69	1,317,143	63.69	(4)
Q4 2011	308	24,000	77.92	24,000	77.92		59,688	6,164,905	103.29	6,164,905	103.29

Total 2011	308	$24,000	$77.92	$24,000	$77.92		80,368	$7,482,048	$93.10	$7,482,048	$93.10

Q1 2012	1,300	$112,551	$86.58	$112,551	$86.58		29,430	$1,823,816	$61.97	$1,823,816	$61.97
Q2 2012	243	51,251	210.91	51,251	210.91		176,148	11,671,974	66.26	11,754,836	66.73
Q3 2012	350	24,808	70.88	24,808	70.88		230,237	21,850,192	94.90	21,850,192	94.90
Q4 2012	411	26,511	64.50	28,063	68.28		39,675	2,856,946	72.01	2,867,008	72.26

Total 2012	2,304	$215,120	$93.37	$216,673	$94.04		475,490	$38,202,927	$80.34	$38,295,852	$80.54

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on 9/30/2011.

Boston Properties, Inc.

Third Quarter 2011

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	35,401	$1,203,936	$34.01	$1,203,936	$34.01	—	$—	$—	$—	$—
2012	44,445	1,462,210	32.90	1,525,579	34.33	—	—	—	—	—
2013	228,808	7,742,277	33.84	7,759,413	33.91	—	—	—	—	—
2014	674,579	22,224,155	32.95	22,639,402	33.56	—	—	—	—	—
2015	190,584	5,904,207	30.98	6,206,381	32.57	—	—	—	—	—
2016	82,493	2,629,963	31.88	2,773,851	33.63	—	—	—	—	—
2017	162,499	5,509,029	33.90	5,766,350	35.49	—	—	—	—	—
2018	10,903	308,010	28.25	340,719	31.25	—	—	—	—	—
2019	195,526	5,728,754	29.30	6,624,194	33.88	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
Thereafter	227,082	7,786,297	34.29	8,674,369	38.20	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	—	$—	$—	$—	$—	35,401	$1,203,936	$34.01	$1,203,936	$34.01
2012	—	—	—	—	—	44,445	1,462,210	32.90	1,525,579	34.33
2013	—	—	—	—	—	228,808	7,742,277	33.84	7,759,413	33.91
2014	—	—	—	—	—	674,579	22,224,155	32.95	22,639,402	33.56
2015	—	—	—	—	—	190,584	5,904,207	30.98	6,206,381	32.57
2016	—	—	—	—	—	82,493	2,629,963	31.88	2,773,851	33.63
2017	—	—	—	—	—	162,499	5,509,029	33.90	5,766,350	35.49
2018	—	—	—	—	—	10,903	308,010	28.25	340,719	31.25
2019	—	—	—	—	—	195,526	5,728,754	29.30	6,624,194	33.88
2020	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	227,082	7,786,297	34.29	8,674,369	38.20

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Third Quarter 2011

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—		—	—	—	—	—
Q3 2011	877	29,454	33.58	29,454	33.58	(4)	—	—	—	—	—
Q4 2011	34,524	1,174,482	34.02	1,174,482	34.02		—	—	—	—	—

Total 2011	35,401	$1,203,936	$34.01	$1,203,936	$34.01		—	$—	$—	$—	$—

Q1 2012	5,500	$194,260	$35.32	$194,260	$35.32		—	$—	$—	$—	$—
Q2 2012	19,175	583,742	30.44	583,742	30.44		—	—	—	—	—
Q3 2012	18,894	657,271	34.79	720,639	38.14		—	—	—	—	—
Q4 2012	876	26,937	30.75	26,937	30.75		—	—	—	—	—

Total 2012	44,445	$1,462,210	$32.90	$1,525,579	$34.33		—	$—	$—	$—	$—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—		—	—	—	—	—
Q3 2011	—	—	—	—	—		877	29,454	33.58	29,454	33.58	(4)
Q4 2011	—	—	—	—	—		34,524	1,174,482	34.02	1,174,482	34.02

Total 2011	—	$—	$—	$—	$—		35,401	$1,203,936	$34.01	$1,203,936	$34.01

Q1 2012	—	$—	$—	$—	$—		5,500	$194,260	$35.32	$194,260	$35.32
Q2 2012	—	—	—	—	—		19,175	583,742	30.44	583,742	30.44
Q3 2012	—	—	—	—	—		18,894	657,271	34.79	720,639	38.14
Q4 2012	—	—	—	—	—		876	26,937	30.75	26,937	30.75

Total 2012	—	$—	$—	$—	$—		44,445	$1,462,210	$32.90	$1,525,579	$34.33

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on 9/30/2011.

Boston Properties, Inc.

Third Quarter 2011

CBD PROPERTIES

Lease Expirations (1) (2) (3) (4)

	Greater Boston						Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	31,524	$2,161,441	$68.56	$2,350,071	$74.55	(5)	16,207	$1,002,200	$61.84	$1,008,071	$62.20
2012	198,936	11,071,950	55.66	10,978,441	55.19		179,459	7,963,844	44.38	7,975,029	44.44
2013	410,889	24,490,784	59.60	24,496,062	59.62		37,315	1,909,141	51.16	1,963,032	52.61
2014	966,922	38,488,977	39.81	40,043,165	41.41		624,068	25,586,073	41.00	31,929,762	51.16
2015	938,749	49,763,206	53.01	50,637,658	53.94		348,828	19,636,337	56.29	20,925,226	59.99
2016	494,181	32,945,714	66.67	33,236,919	67.26	(6)	63,647	3,127,366	49.14	3,398,735	53.40
2017	219,613	12,622,183	57.47	14,420,970	65.67		807,868	45,072,112	55.79	47,549,895	58.86
2018	317,593	15,480,305	48.74	16,323,125	51.40		93,634	5,753,958	61.45	6,483,569	69.24
2019	384,773	19,716,817	51.24	21,386,839	55.58		407,130	22,327,005	54.84	25,935,629	63.70
2020	264,948	12,614,851	47.61	14,009,837	52.88		486,504	23,109,441	47.50	28,178,673	57.92
Thereafter	2,527,800	135,051,056	53.43	161,081,192	63.72		1,160,466	65,775,056	56.68	85,647,588	73.80

	New York						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	80,368	$7,482,048	$93.10	$7,482,048	$93.10		120,225	$8,621,109	$71.71	$8,593,989	$71.48
2012	475,490	38,202,927	80.34	38,295,852	80.54		232,948	11,783,122	50.58	11,840,560	50.83
2013	145,109	13,077,358	90.12	13,089,118	90.20		243,943	11,742,582	48.14	12,018,676	49.27
2014	239,536	20,856,889	87.07	21,327,026	89.03		285,040	12,942,714	45.41	13,346,525	46.82
2015	398,329	44,192,139	110.94	48,167,150	120.92		297,705	14,560,138	48.91	14,753,196	49.56
2016	831,372	77,606,573	93.35	79,121,568	95.17		932,986	42,272,766	45.31	43,372,958	46.49
2017	1,495,715	132,894,287	88.85	154,788,859	103.49		219,743	10,504,206	47.80	10,962,724	49.89
2018	186,547	22,818,913	122.32	24,623,680	132.00		107,042	6,644,685	62.08	6,805,196	63.58
2019	1,022,464	82,563,351	80.75	89,383,923	87.42		86,339	3,856,228	44.66	4,222,628	48.91
2020	1,337,744	100,459,024	75.10	109,673,470	81.98		469,281	26,908,912	57.34	28,751,470	61.27
Thereafter	2,552,688	212,870,531	83.39	254,425,283	99.67		133,883	5,759,825	43.02	6,932,094	51.78

	Princeton/East Brunswick						Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
2012	—	—	—	—	—		—	—	—	—	—
2013	—	—	—	—	—		—	—	—	—	—
2014	—	—	—	—	—		—	—	—	—	—
2015	—	—	—	—	—		—	—	—	—	—
2016	—	—	—	—	—		—	—	—	—	—
2017	—	—	—	—	—		—	—	—	—	—
2018	—	—	—	—	—		—	—	—	—	—
2019	—	—	—	—	—		—	—	—	—	—
2020	—	—	—	—	—		—	—	—	—	—
Thereafter	—	—	—	—	—		—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 760,263 square feet of leased premised in properties under development.
(5)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $55.50 per square foot and $60.53 per square foot, respectively, in 2011.
(6)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $49.53 per square foot and $50.52 per square foot, respectively, in 2016.

Boston Properties, Inc.

Third Quarter 2011

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	142,172	$3,459,604	$24.33	$3,378,910	$23.77	13,053	$394,513	$30.22	$394,513	$30.22
2012	595,450	19,688,876	33.07	19,756,850	33.18	1,039,760	48,242,024	46.40	47,751,822	45.93	(4)(5)
2013	319,779	10,495,197	32.82	10,719,187	33.52	154,444	7,973,810	51.63	8,129,439	52.64	(4)
2014	280,274	8,483,000	30.27	8,738,230	31.18	693,178	22,452,104	32.39	23,621,398	34.08
2015	597,205	17,877,412	29.94	19,475,704	32.61	490,788	15,700,038	31.99	16,821,173	34.27
2016	562,185	17,590,441	31.29	19,655,087	34.96	558,179	20,890,765	37.43	23,427,306	41.97
2017	314,168	9,803,307	31.20	10,295,626	32.77	121,414	5,039,912	41.51	5,886,417	48.48
2018	85,816	2,566,280	29.90	3,056,122	35.61	320,903	14,747,704	45.96	17,368,411	54.12
2019	264,803	10,979,959	41.46	11,948,345	45.12	448,771	18,049,761	40.22	19,235,388	42.86
2020	183,486	3,754,917	20.46	3,754,917	20.46	741,841	27,521,261	37.10	31,880,202	42.97
Thereafter	1,087,561	34,885,259	32.08	38,366,593	35.28	897,803	37,778,058	34.74	45,397,094	50.56

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	—	$—	$—	$—	$—	182,905	$5,335,319	$29.17	$5,475,508	$29.94
2012	—	—	—	—	—	38,543	1,340,941	34.79	1,366,758	35.46
2013	—	—	—	—	—	312,287	4,982,197	15.95	5,250,955	16.81
2014	—	—	—	—	—	159,617	5,602,168	35.10	5,793,708	36.30
2015	—	—	—	—	—	242,815	7,937,867	32.69	8,692,239	35.80
2016	—	—	—	—	—	142,553	3,628,692	25.46	4,125,394	28.94
2017	—	—	—	—	—	93,521	3,195,462	34.17	3,815,548	40.80
2018	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	35,401	$1,203,936	$34.01	$1,203,936	$34.01	—	$—	$—	$—	$—
2012	44,445	1,462,210	32.90	1,525,579	34.33	—	—	—	—	—
2013	228,808	7,742,277	33.84	7,759,413	33.91	—	—	—	—	—
2014	674,579	22,224,155	32.95	22,639,402	33.56	—	—	—	—	—
2015	190,584	5,904,207	30.98	6,206,381	32.57	—	—	—	—	—
2016	82,493	2,629,963	31.88	2,773,851	33.63	—	—	—	—	—
2017	162,499	5,509,029	33.90	5,766,350	35.49	—	—	—	—	—
2018	10,903	308,010	28.25	340,719	31.25	—	—	—	—	—
2019	195,526	5,728,754	29.30	6,624,194	33.88	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
Thereafter	227,082	7,786,297	34.29	8,674,369	38.20	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 114,740 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2012 and 2013, the current and future expiring rental rate would be $37.16 per square foot and $37.52 per square foot, respectively, for 2012 and $34.86 per square foot and $35.67 per square foot, respectively, for 2013.
(5)	Includes 255,244 square feet of space to be taken out of service for redevelopment, see page 48 for further details.

Boston Properties, Inc.

Third Quarter 2011

HOTEL PERFORMANCE

Cambridge Center Marriott

	Third Quarter	Third Quarter	Percent	Year to Date	Year to Date	Percent
	2011	2010	Change	2011	2010	Change

Occupancy	84.6%	84.1%	0.6%	79.8%	80.3%	-0.6%
Average Daily Rate	$207.86	$198.69	4.6%	$203.54	$188.59	7.9%
Revenue per available room	$175.85	$167.00	5.3%	$162.36	$151.42	7.2%

RESIDENTIAL PERFORMANCE

Residences on The Avenue

located at 2221 I Street, NW Washington, DC

	Third Quarter	Third Quarter	Percent
	2011	2010	Change

Average Rental Rate (1)	$3,229	N/A	N/A
Physical Occupancy (1) (2)	57.0%	N/A	N/A
Economic Occupancy (2)	50.9%	N/A	N/A
Net Operating Income (Loss) (3)	$21,055	N/A	N/A

The Lofts at Atlantic Wharf Boston, MA

	Third Quarter	Third Quarter	Percent
	2011	2010	Change

Average Rental Rate (4)	$3,439	N/A	N/A
Physical Occupancy (4) (2)	55.8%	N/A	N/A
Economic Occupancy (2)	41.2%	N/A	N/A
Net Operating Income (Loss) (5)	$14,128	N/A	N/A

(1)	Excludes 50,000 square feet of retail space which is 100% occupied.
(2)	For disclosures related to our definition of Physical and Economic Occupancy, see page 52.
(3)	Includes 50,000 square feet of retail space, which had revenue of approximately $385,840 for the quarter ended September 30, 2011.
(4)	Excludes 10,000 square feet of retail space which is 0% occupied.
(5)	Includes 10,000 square feet of retail space, which had revenue of approximately $0 for the quarter ended September 30, 2011.

Boston Properties, Inc.

Third Quarter 2011

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	30-Sep-11	30-Sep-10	30-Sep-11	30-Sep-10	30-Sep-11	30-Sep-10

Greater Boston	94.3%	93.0%	85.9%	82.1%	90.2%	87.7%
Greater Washington	97.5%	98.4%	95.0%	97.2%	96.0%	97.7%
Midtown Manhattan	96.5%	97.6%	n/a	n/a	96.5%	97.6%
Princeton/East Brunswick, NJ	n/a	n/a	76.5%	82.5%	76.5%	82.5%
Greater San Francisco	90.7%	91.6%	78.5%	96.1%	87.0%	92.9%

Total Portfolio	95.2%	95.7%	87.2%	89.8%	92.0%	93.3%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
Location	30-Sep-11	30-Sep-10	30-Sep-11	30-Sep-10	30-Sep-11	30-Sep-10

Total Office Portfolio	95.2%	95.6%	87.4%	90.5%	92.2%	93.7%
Total Office/Technical Portfolio	100.0%	100.0%	85.4%	82.1%	88.2%	85.5%

Total Portfolio	95.2%	95.7%	87.2%	89.8%	92.0%	93.3%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

Third Quarter 2011

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel (1)	Total
Number of Properties	118	19	1	138
Square feet	33,876,857	1,589,215	330,400	35,796,472
Percent of properties in-service	91.5%	100.0%	100.0%	91.9%
Occupancy @ 9/30/2010	93.7%	85.5%	—	93.3%
Occupancy @ 9/30/2011	92.2%	88.2%	—	92.0%
Percent change from 3rd quarter 2011 over 3rd quarter 2010 (2):
Rental revenue	1.8%	4.9%	0.4%
Operating expenses and real estate taxes	1.1%	5.8%	-2.6%
Consolidated Net Operating Income (3) - excluding hotel				2.3	% (2)
Consolidated Net Operating Income (3) - Hotel				10.5	% (2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				-0.9	% (2)
Portfolio Net Operating Income (3)				1.7%

Rental revenue - cash basis	5.7%	5.0%	0.4%
Consolidated Net Operating Income (3) - cash basis (5) excluding hotel	8.4%	4.6%		8.3	% (2)
Consolidated Net Operating Income (3) - cash basis (5) - Hotel				10.8	% (2)
Net Operating Income - cash basis (5) - BXP’s share of unconsolidated joint ventures				0.1	% (2)
Portfolio Net Operating Income (3) - cash basis (5)				7.1%

Same Property Lease Analysis - quarter ended September 30, 2011

	Office	Office/ Technical	Total
Vacant space available @ 7/1/2011 (sf)	2,522,124	205,196	2,727,320
Square footage of leases expiring or terminated 7/1/2011-9/30/2011	933,755	25,678	959,433

Total space for lease (sf)	3,455,879	230,874	3,686,753

New tenants (sf)	658,628	16,291	674,919
Renewals (sf)	144,416	26,388	170,804

Total space leased (sf)	803,044	42,679	845,723

Space available @ 9/30/2011 (sf)	2,652,835	188,195	2,841,030

Net (increase)/decrease in available space (sf)	(130,711)	17,001	(113,710)
2nd generation Average lease term (months)	82	31	80
2nd generation Average free rent (days)	191	—	181
2nd generation TI/Comm PSF	$21.99	$16.47	$21.70
Increase (decrease) in 2nd generation gross rents (6)	-10.33%	0.00%	-10.22%
Increase (decrease) in 2nd generation net rents (6)	-15.81%	0.00%	-15.60%

(1)	Includes revenue and expenses from retail tenants at the hotel property.
(2)	See page 44 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of Portfolio NOI and Consolidated NOI, see page 51.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 43.
(6)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 665,047 square feet.

Boston Properties, Inc.

Third Quarter 2011

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	September 30, 2011	September 30, 2010
	(in thousands)

Net income (loss) attributable to Boston Properties, Inc.	$70,542	$57,668
Net income (loss) attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	8,991	8,712
Noncontrolling interest - redeemable preferred units of the Operating Partnership	832	820
Noncontrolling interests in property partnerships	86	889

Net income (loss)	80,451	68,089

Add:
Losses from early extinguishment of debt	—	—
Interest expense	95,777	97,103
Losses (gains) from investments in securities	860	(731)
Depreciation and amortization	109,495	81,133
Acquisition costs	51	1,893
General and administrative expense	17,340	18,067
Subtract:
Income from unconsolidated joint ventures	(11,326)	(11,565)
Interest and other income	(1,252)	(1,814)
Development and management services income	(8,180)	(6,439)

Consolidated Net Operating Income	283,216	245,736
Net Operating Income from unconsolidated joint ventures (BXP’s share) (1)	60,024	61,723

Combined Net Operating Income	343,240	307,459
Subtract:
Net Operating Income from Value-Added Fund (BXP’s share)	(1,144)	(1,162)

Portfolio Net Operating Income	$342,096	$306,297

Same Property Net Operating Income	304,162	298,966
Net operating income from non Same Properties (2)	28,958	2,106
Termination income	8,976	5,225

Portfolio Net Operating Income	$342,096	$306,297

Same Property Net Operating Income	304,162	298,966
Less straight-line rent and fair value lease revenue	29,154	42,230

Same Property Net Operating Income - cash basis	$275,008	$256,736

(1)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(2)	Pages 20-22 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Third Quarter 2011

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$	%	For the three months ended		$	%
	30-Sep-11	30-Sep-10	Change	Change	30-Sep-11	30-Sep-10	Change	Change

Rental Revenue	366,175	357,715			12,106	$11,539
Less Termination Income	5,596	3,610			—	—

Rental revenue - subtotal	360,579	354,105	$6,474	1.8%	12,106	11,539	$567	4.9%

Operating expenses and real estate taxes	124,992	123,678	1,314	1.1%	3,609	3,410	199	5.8%

Net Operating Income (1)	$235,587	$230,427	$5,160	2.2%	$8,497	$8,129	$368	4.5%

Rental revenue - subtotal	$360,579	$354,105			$12,106	$11,539

Less straight line rent and fair value lease revenue	8,044	20,544	(12,500)	-60.8%	(54)	(47)	(7)	-14.9%

Rental revenue - cash basis	352,535	333,561	18,974	5.7%	12,160	11,586	574	5.0%

Less:
Operating expenses and real estate taxes	124,992	123,678	1,314	1.1%	3,609	3,410	199	5.8%

Net Operating Income (2) - cash basis	$227,543	$209,883	$17,660	8.4%	$8,551	$8,176	$375	4.6%

	Sub-Total				Hotel
	For the three months ended		$	%	For the three months ended		$	%
	30-Sep-11	30-Sep-10	Change	Change	30-Sep-11	30-Sep-10	Change	Change

Rental Revenue	$378,281	$369,254			$8,045	$8,016
Less Termination Income	5,596	3,610			—	—

Rental revenue - subtotal	372,685	365,644	$7,041	1.9%	8,045	8,016	$29	0.4%

Operating expenses and real estate taxes	128,601	127,088	1,513	1.2%	6,032	6,194	(162)	-2.6%

Net Operating Income (1)	$244,084	$238,556	$5,528	2.3%	$2,013	$1,822	$191	10.5%

Rental revenue - subtotal	$372,685	$365,644			$8,045	$8,016

Less straight line rent and fair value lease revenue	7,990	20,497	(12,507)	-61.0%	(7)	(1)	(6)	-600.0%

Rental revenue - cash basis	364,695	345,147	19,548	5.7%	8,052	8,017	35	0.4%

Less:
Operating expenses and real estate taxes	128,601	127,088	1,513	1.2%	6,032	6,194	(162)	-2.6%

Net Operating Income (2) - cash basis	$236,094	$218,059	$18,035	8.3%	$2,020	$1,823	$197	10.8%

	Unconsolidated Joint Ventures (3)				Total
	For the three months ended		$	%	For the three months ended		$	%
	30-Sep-11	30-Sep-10	Change	Change	30-Sep-11	30-Sep-10	Change	Change

Rental Revenue	82,620	$83,435			$468,946	$460,705
Less Termination Income	788	1,615			6,384	5,225

Rental revenue - subtotal	81,832	81,820	$12	0.0%	462,562	455,480	$7,082	1.6%

Operating expenses and real estate taxes	23,767	23,232	535	2.3%	158,400	156,514	1,886	1.2%

Net Operating Income (1)	$58,065	$58,588	$(523)	-0.9%	$304,162	$298,966	$5,196	1.7%

Rental revenue - subtotal	$81,832	$81,820			$462,562	$455,480

Less straight line rent and fair value lease revenue	21,171	21,734	(563)	-2.6%	29,154	42,230	(13,076)	-31.0%

Rental revenue - cash basis	60,661	60,086	575	1.0%	433,408	413,250	20,158	4.9%

Less:
Operating expenses and real estate taxes	23,767	23,232	535	2.3%	158,400	156,514	1,886	1.2%

Net Operating Income (2) - cash basis	$36,894	$36,854	$40	0.1%	$275,008	$256,736	$18,272	7.1%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 43. For disclosures relating to our use of NOI see page 51.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 43. For disclosures relating to our use of NOI see page 51.
(3)	Does not include the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2011

LEASING ACTIVITY

All In-Service Properties - quarter ended September 30, 2011

	Office	Office/Technical	Total
Vacant space available @ 7/1/2011 (sf)	2,903,079	205,196	3,108,275
Property dispositions/ assets taken out of service (sf)	263,870	—	263,870
Property acquisitions (sf)	—	—	—
Assets placed in-service (sf)	179,775	—	179,775
Leases expiring or terminated 7/1/2011-9/30/2011 (sf)	1,267,095	25,678	1,292,773

Total space for lease (sf)	4,086,079	230,874	4,316,953

New tenants (sf)	769,791	16,291	786,082
Renewals (sf)	144,416	26,388	170,804

Total space leased (sf)	914,207	42,679	956,886 (1)

Space available @ 9/30/2011 (sf)	3,171,872	188,195	3,360,067

Net (increase)/decrease in available space (sf)	(268,793)	17,001	(251,792)
2nd generation Average lease term (months)	82	31	79
2nd generation Average free rent (days)	188	—	178
2nd generation TI/Comm PSF	$21.72	$16.47	$21.45
Increase (decrease) in 2nd generation gross rents (2)	-10.33%	0.00%	-10.22%
Increase (decrease) in 2nd generation net rents (3)	-15.81%	0.00%	-15.60%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (2)	Incr (decr) in 2nd gen. net cash rents (3)	Total Leased (4)	Total Total square feet of leases executed in the quarter (5)
Boston	33,273	434,532	-20.48%	-29.58%	467,805	473,366
Washington	60,077	175,625	11.38%	13.54%	235,702	315,537
New York	17,230	51,988	17.96%	24.33%	69,218	16,118
San Francisco	—	100,893	-34.49%	-46.19%	100,893	81,913
Princeton	—	83,268	-9.24%	-14.29%	83,268	139,698

	110,580	846,306	-10.22%	-15.60%	956,886	1,026,632

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 665,047.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 665,047.
(4)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(5)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 281,280.

Boston Properties, Inc.

Third Quarter 2011

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q3 2011		Q2 2011		Q1 2011	2010		2009	2008

Recurring capital expenditures	$7,120		$2,785		$1,130	$13,988		$27,813	$29,781

Planned non-recurring capital expenditures associated with acquisition properties	1,042		731		120	395		865	3,203

Hotel improvements, equipment upgrades and replacements	1,239	(1)	1,478	(2)	494	2,262	(3)	1,515	2,317	(4)

	$9,401		$4,994		$1,744	$16,645		$30,193	$35,301

2nd Generation Tenant Improvements and Leasing Commissions

	Q3 2011	Q2 2011	Q1 2011	2010	2009	2008
Office
Square feet	803,627	760,821	1,450,468	4,765,440	3,545,251	2,472,619

Tenant improvements and lease commissions PSF	$21.72	$21.87	$22.78	$35.77	$32.59	$30.17

Office/Technical
Square feet	42,679	—	58,770	149,617	115,848	26,388

Tenant improvements and lease commissions PSF	$16.47	$—	$14.28	$2.14	$0.13	$—

Average tenant improvements and lease commissions PSF	$21.45	$21.87	$22.45	$34.74	$31.56	$29.85

(1)	Includes approximately $928 of retail tenant improvements.
(2)	Includes approximately $917 of retail tenant improvements.
(3)	Includes approximately $1,091 of costs related to a façade project at Cambridge Center Marriott
(4)	Includes approximately $723 of costs related to suites renovation at Cambridge Center Marriott.

Boston Properties, Inc.

Third Quarter 2011

ACQUISITIONS/DISPOSITIONS

as of September 30, 2011

ACQUISITIONS

For the period from January 1, 2011 through September 30, 2011

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased

Bay Colony Corporate Center	Feb-11	969,861	$185,000,000	$30,000,000	$215,000,000	59%

Total Acquisitions		969,861	$185,000,000	$30,000,000	$215,000,000	59%

DISPOSITIONS

For the period from January 1, 2011 through September 30, 2011

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain

Not Applicable

Total Dispositions		—	$—	$—

Boston Properties, Inc.

Third Quarter 2011

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of September 30, 2011

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan		Amount Drawn at September 30, 2011	Estimated Future Equity Requirement (2)		Percentage Leased (3)	Percentage Placed in Service (4)
Office
Atlantic Wharf Office	Q1 2011	Q1 2012	Boston, MA	1	790,000	$527,063,702	$552,900,000	$192,500,000	(5)	$—	$(166,663,702)	(5)	90%	82%
510 Madison Avenue	Q2 2011	Q3 2013	New York, NY	1	347,000	349,894,628	375,000,000	—		—	25,105,372		39%	25%
Annapolis Junction Lot 6 (50% ownership)	Q1 2012	Q3 2013	Annapolis, MD	1	120,000	7,753,535	14,000,000	—		—	6,246,465		0%	0%
12310 Sunrise Valley (6)	Q1 2012	Q1 2012	Reston, VA	1	267,531	35,817,494	67,000,000	—		—	31,182,506		100%	0%
500 North Capitol (30% ownership) (7)	Q4 2012	Q4 2013	Washington, DC	1	232,000	14,106,479	36,540,000	6,600,000	(7)	6,600,000	22,433,521	(7)	74%	0%
17 Cambridge Center (8)	Q3 2013	Q3 2013	Cambridge, MA	1	190,329	22,619,800	86,300,000	—		—	63,680,200		100%	0%
250 West 55th Street (9)	Q2 2014	Q4 2015	New York, NY	1	989,000	500,317,016	1,050,000,000	—		—	549,682,984		19%	0%

Total Properties under Construction				7	2,935,860	$1,457,572,653	$2,181,740,000	$199,100,000		$6,600,000	$531,667,347		56%	36%

PROJECTS PLACED IN-SERVICE DURING 2011

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Debt	Drawn at September 30, 2011	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)

Office
2200 Pennsylvania Avenue (10)	Q1 2011	Q4 2011	Washington, DC	1	456,988	$177,694,796	$210,000,000	$—	$—	$32,305,204	94%	100%

Total Office Properties Placed in Service				1	456,988	$177,694,796	$210,000,000	$—	$—	$32,305,204	94%	100%

Residential
The Lofts at Atlantic Wharf (86 Units) (11)	Q3 2011	Q2 2012	Boston, MA	1	78,000	$54,932,079	$47,100,000	$—	$—	$(7,832,079)	71%	100%
Atlantic Wharf -Retail					10,000	—	—	—	—	—	55%	included above
Residences on The Avenue (335 units) (12)	Q2 2011	Q3 2012	Washington, DC	1	275,000	112,298,683	124,000,000	—	—	11,701,317	69%	100%
2221 I Street, NW - Retail					50,000	—	—	—	—	—	100%	included above

Total Residential Properties Placed in Service				2	413,000	$167,230,762	$171,100,000	$—	$—	$3,869,238	73%	100%

Total Projects placed in Service				3	869,988	$344,925,558	$381,100,000	$—	$—	$36,174,442	87%	100%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	Number of Buildings	Existing Square Feet	Leased %	Annualized Revenue Per Leased SF (13)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future SF (14)
103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	$8.50	N	S	265,000
Waltham Office Center	Route 128 Mass Turnpike MA	1	67,005	24.9%	17.49	N	S	414,000
6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	10.92	N	S	386,000
North First Business Park	San Jose, CA	5	190,636	75.8%	15.94	N	S	683,000
635 Massachusetts Avenue (future address 601 Mass Ave)	East End Washington DC	1	211,000	100.0%	28.31	N	CBD	450,000
12300 Sunrise Valley (15)	Fairfax County VA	1	255,244	100.0%	44.99	N	S	255,951

Total Properties held for Re-Development		10	812,749	85.0%	$29.91			2,453,951

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Includes net revenue during lease up period and acquisition expenses.
(3)	Represents percentage leased as of October 21, 2011.
(4)	Represents the portion of the project which no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	The Company has not drawn from the construction loan to date, but reserves the right to do so in the future.
(6)	The Company commenced redevelopment of 12310 Sunrise Drive on July 5, 2011 and expects to have it available for occupancy during the first quarter of 2012. Project cost includes the incremental costs related to redevelopment and excludes original investment in the asset.
(7)	Project cost includes original investment in the joint venture. On October 14, 2011, a joint venture in which the Company has a 30% interest obtained construction financing totaling $107 million. At closing, $33.3 million was drawn to fund the repayment of the existing mortgage of $22 million and $11.3 million to fund previously incurred development costs.
(8)	On July 18, 2011, the company executed an approximately 190,000 square foot 15-year lease with Biogen and commenced development for this build to suit project.
(9)	Investment to Date excludes approximately $24.8 million of cost that were expensed in prior periods in connection with the suspension of development activities. Estimated Total Investment includes approximately $230 million of interest capitalization.
(10)	Project is subject to a ground lease expiring in 2068.
(11)	Project cost includes residential and retail components. Estimated Total Investment is net of $12.0 million of net proceeds from the sale of Federal Historical Tax Credits. Investment to date includes $0.7 million received to date. The remaining proceeds are expected to be received in Q4 2011.
(12)	Project cost includes residential and retail components and is subject to a ground lease expiring in 2068.
(13)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(14)	The incremental square footage increase in Estimated Future SF is Included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 49.
(15)	12300 Sunrise Valley Drive is 100% leased to the Defense Intelligence Agency (US Government). Redevelopment will commence in the second quarter of 2012 and the property is expected to be available for occupancy during the second quarter of 2013.

Boston Properties, Inc.

Third Quarter 2011

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of September 30, 2011

Location	Acreage	Approximate Developable Square Feet

San Jose, CA (1) (2)	44.0	2,409,364
Reston, VA (1)	36.3	1,253,886
Waltham, MA (1)	25.4	1,020,519
Gaithersburg, MD	27.0	850,000
Springfield, VA (1)	17.8	773,612
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Boston, MA	1.0	450,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Washington, DC (1)	1.0	239,000
Andover, MA	10.0	110,000
New York, NY (50% ownership) (3)	0.2	TBD

	367.4	9,325,381

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of September 30, 2011

Location	Acreage	Approximate Developable Square Feet

Princeton, NJ (4)	143.1	1,780,000
Cambridge, MA (5)	—	250,000

	143.1	2,030,000

(1)	Excludes the existing square footage related to sites being held for future re-development included on page 48.
(2)	Includes an additional 460,000 of developable square footage at our 3200 Zanker Road project.
(3)	The venture owns five lots with air rights and developable square footage remains to be determined.
(4)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000.
(5)	Includes 50,000 square feet of development rights for office / lab space and the option to purchase 200,000 square feet of residential rights.

Boston Properties, Inc.

Third Quarter 2011

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, losses from early extinguishments of debt, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, non-cash stock-based compensation expense, and partners’ share of joint venture 2nd generation tenant improvement and leasing commission, (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions (included in the period in which the lease commences); and (4) subtracting non-cash termination income and non-cash income from the termination of a management agreement. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. The calculation of total consolidated market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Combined Debt to Total Combined Market Capitalization Ratio

Total combined debt to total combined market capitalization ratio, defined as total combined debt (which equals our total consolidated debt plus our share of unconsolidated joint venture debt) as a percentage of the market value of our outstanding equity securities plus our total combined debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total combined market capitalization is the sum of (A) our total combined debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. The calculation of total combined market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved.

We present this ratio because, following our acquisitions of the General Motors Building, Two Grand Central Tower, 125 West 55th Street and 540 Madison Avenue through unconsolidated joint ventures in June and August 2008, our share of unconsolidated joint venture debt increased significantly compared to prior periods when the amount of assets held through unconsolidated joint ventures was significantly smaller. In light of the difference between our total consolidated debt and our total combined debt, we believe that also presenting our total combined debt to total combined market capitalization may provide investors with a more complete picture of our leverage. Investors should understand that our total combined debt to total combined market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total combined debt to total combined market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Third Quarter 2011

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus income attributable to noncontrolling interests, corporate general and administrative expense, acquisition costs, depreciation and amortization, losses (gains) from investments in securities, interest expense, and losses from early extinguishments of debt, less interest income, development and management services income and income from unconsolidated joint ventures. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Portfolio Net Operating Income (NOI)

Portfolio NOI is a non-GAAP financial measure equal to Combined NOI less our share of net operating income from the Value-Added Fund in recognition of the fact that we do not include non-core office properties held by the fund in the Company’s portfolio information tables or other portfolio level statistics because they have deficiencies in property characteristics which provide opportunity to create value. In some cases we also present Portfolio NOI on a cash basis, which is Portfolio NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI and Combined NOI, we use Portfolio NOI internally as a performance measure and believe Portfolio NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant, but excludes the impact of the Value-Added Fund. Therefore, we believe Portfolio NOI is a useful measure for evaluating the operating performance of our active portfolio, including both consolidated assets and those held by our unconsolidated joint ventures. Our management also uses Portfolio NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI and Combined NOI, we believe Portfolio NOI is useful to investors as a performance measure because, when compared across periods, Portfolio NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Portfolio NOI presented by us may not be comparable to Portfolio NOI reported by other REITs that define Portfolio NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Portfolio NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Portfolio NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures (other than the Value-Added Fund). In-service properties excludes hotel and residential properties.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures (other than the Value-Added Fund).

Annualized Revenue

Rental obligations at the end of the reporting period, including contractual base rents and reimbursements from tenants under existing leases, multiplied by twelve. These annualized amounts exclude rent abatements.

Future Annualized Revenue

Rental obligations including contractual base rents at lease expiration and reimbursements from tenants at the end of the current reporting period, multiplied by twelve. These annualized amounts exclude rent abatements.

Boston Properties, Inc.

Third Quarter 2011

Definitions

Average Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted average number of occupied units.

Economic Occupancy

Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing occupied units at contract rates and vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Market Rents

Market Rents as reported by the Company are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Physical Occupancy

Physical occupancy is defined as the number of occupied units divided by the total number of units, expressed as a percentage.